Sales Report:Supplement No. 1 dated Sep 09, 2013 to Prospectus dated Sep 06, 2013
File pursuant to Rule 424(b)(3)
Registration Statement Nos. 333-179941 and 333-179941-01
Prosper Funding LLC
Borrower Payment Dependent Notes

Prosper Marketplace, Inc.
PMI Management Rights
This Sales Report supplements the prospectus dated Sep 06, 2013 and provides information about each series of Borrower Payment Dependent Notes (the "Notes") that Prosper Funding LLC has recently sold. You should read this Sales Report supplement together with the prospectus dated Sep 06, 2013 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes. As described in the prospectus dated Sep 06, 2013, each Note comes attached with a PMI Management Right issued by Prosper Marketplace, Inc.
Prosper Funding LLC has sold the following series of Notes:
Borrower Payment Dependent Notes Series 776130
This series of Notes was issued and sold upon the funding of the borrower loan #100769, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	15.75%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$172.76

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1994	Debt/Income ratio:	Not calculated
Credit score:	620-639 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	1	Current / open credit lines:	8 / 5	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	16	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,631
Delinquencies in last 7y:	5	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	byt36	Borrower's state:	California	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,900.00	< 31 days late:	0 ( 0% )	640-659 (Sep-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 820206
This series of Notes was issued and sold upon the funding of the borrower loan #100628, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.74%	Listing Start date:	Aug-31-2013
Term:	36 months			Listing End date:	Aug-31-2013

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 25.01%	Monthly payment:	$151.19

Lender servicing fee:	1.00%	Effective Yield*:	18.73%
		Estimated return*:	9.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1985	Debt/Income ratio:	44%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 16	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,372	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	worldly-kindness541	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...payoff credit cards

My financial situation:
I am a good candidate for this loan because...I have keep my payments current and I want to close some credit cards with a higher interest rate

Monthly net income: $3500.00
Monthly expenses: $
Housing: $720
Insurance: $92
Car expenses: $120
Utilities: $150
Phone, cable, internet: $60
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: 700
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 821554
This series of Notes was issued and sold upon the funding of the borrower loan #100263, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.49%	Listing Start date:	Aug-25-2013
Term:	60 months			Listing End date:	Aug-30-2013

Lender yield:	11.19%	Borrower rate/APR:	12.19% / 14.45%	Monthly payment:	$446.81

Lender servicing fee:	1.00%	Effective Yield*:	10.76%
		Estimated return*:	7.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1997	Debt/Income ratio:	23%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,006	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	elated-loot220	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to purchase land for my new home. This will cover half the cost with the other half coming from personal savings.

My financial situation:
I am a good candidate for this loan because I have a good stable job and I have always paid back anything I have owed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 828630
This series of Notes was issued and sold upon the funding of the borrower loan #100293, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,700.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.49%	Listing Start date:	Aug-30-2013
Term:	60 months			Listing End date:	Aug-30-2013

Lender yield:	13.74%	Borrower rate/APR:	14.74% / 17.06%	Monthly payment:	$63.86

Lender servicing fee:	1.00%	Effective Yield*:	13.10%
		Estimated return*:	8.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1998	Debt/Income ratio:	24%
Credit score:	720-739 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 9	Length of status:	9y 5m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,108	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	velocity-scientist4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt Consolidation
This loan will be used to...Pay off 4 credit accounts that have higher interest rates than this loan

My financial situation: I am current on all of my bills. My regular job is going well and there is no sign of any change in position here. I have been here 10 years now and my relationship with the owner is really good. Also, I do bookkeeping work for three customers on the side to supplement my income. At this time there appears to be no change with those customers.

I am a good candidate for this loan because... I have a 733 credit rating and all of my bills paid up. I am looking to wipe out all high interest credit cards and be debt free within 3 years. I only took the 5 year option on the loan to make sure I can pay the payment each month without a problem. My goal is to pay it off in 3 years or less. Currently my payments on these 4 cards is $120.00 per month. My payment amount is half of that ($63)

Monthly net income: $3130
Monthly expenses:
Housing: $630
Insurance: $77
Car expenses: $399
Utilities: $110
Phone, cable, internet: $130
Food, entertainment: $300
Clothing, household expenses: $
Credit cards and other loans: $776
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 831262
This series of Notes was issued and sold upon the funding of the borrower loan #101009, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$22,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.74%	Listing Start date:	Sep-01-2013
Term:	60 months			Listing End date:	Sep-01-2013

Lender yield:	16.69%	Borrower rate/APR:	17.69% / 20.08%	Monthly payment:	$554.95

Lender servicing fee:	1.00%	Effective Yield*:	15.75%
		Estimated return*:	10.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1995	Debt/Income ratio:	26%
Credit score:	760-779 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 13	Length of status:	12y 1m
Amount delinquent:	$240	Total credit lines:	28	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$21,473	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	keen-silver142	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate credit cards and debt.

Monthly net income: $ 4,900
Housing: $ 850
Insurance: $ 0
Car expenses: $ 0
Utilities: $ 200
Phone, cable, internet: $ 188.00
Food, entertainment: $ 400
Clothing, household expenses: $ 100
Credit cards and other loans: $ 1,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 833600
This series of Notes was issued and sold upon the funding of the borrower loan #101089, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.25%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Aug-29-2013

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$389.50

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-1998	Debt/Income ratio:	35%
Credit score:	720-739 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 3	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,481	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	interest-heart7	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...We just moved into a new home and want to make some improvements.

My financial situation:
I am a good candidate for this loan because...I pay my bills on time.

Monthly net income: $3934.15
Monthly expenses:
Housing: n/a
Insurance: $ payroll deduction
Car expenses: $ n/a
Utilities: $374.00
Phone, cable, internet: $157.00
Food, entertainment: $ 500.00
Clothing, household expenses: $
Credit cards and other loans: $1600.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 841702
This series of Notes was issued and sold upon the funding of the borrower loan #100670, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.75%	Listing Start date:	Sep-01-2013
Term:	60 months			Listing End date:	Sep-01-2013

Lender yield:	26.36%	Borrower rate/APR:	27.36% / 30.00%	Monthly payment:	$123.00

Lender servicing fee:	1.00%	Effective Yield*:	24.10%
		Estimated return*:	12.35%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-1998	Debt/Income ratio:	21%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	12y 2m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,944	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	transparency-powerplant4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: debt consolidation
This loan will be used to... consolidate debt

My financial situation: work for government... furlough days
I am a good candidate for this loan because...i have secure employment, regardless of the furloughs

Monthly net income: $ 2500
Monthly expenses: $ everything?
Housing: $ 800.77 (mortgage) + 270.00 (hoa)
Insurance: $ 118 (car)
Car expenses: $ gas & maintenance $120 ?
Utilities: $ 35-$100
Phone, cable, internet: $ 100.00
Food, entertainment: $ 200.00
Clothing, household expenses: $ ? 75
Credit cards and other loans: $ 17665
Other expenses: $ (pets/prescription food) $40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 842406
This series of Notes was issued and sold upon the funding of the borrower loan #101182, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.24%	Listing Start date:	Aug-28-2013
Term:	60 months			Listing End date:	Sep-02-2013

Lender yield:	8.49%	Borrower rate/APR:	9.49% / 11.70%	Monthly payment:	$209.97

Lender servicing fee:	1.00%	Effective Yield*:	8.27%
		Estimated return*:	6.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1988	Debt/Income ratio:	17%
Credit score:	800-819 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$36,708	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	money-goliath4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
consolidate credit card dept
My financial situation:
I am a good candidate for this loan because...
I consistently pay my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 842628
This series of Notes was issued and sold upon the funding of the borrower loan #101398, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.25%	Listing Start date:	Aug-27-2013
Term:	36 months			Listing End date:	Aug-27-2013

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$584.25

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2000	Debt/Income ratio:	21%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,229	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	joyful-euro797	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: debt consolidation
This loan will be used to...pay my credit card bills and get rid of my debt and get it all done in one payment

My financial situation: economic solvency
I am a good candidate for this loan because...I have asked for loans and I have always paid more than what I owe and I pay it on time

Monthly net income: $6000
Monthly expenses: $
Housing: $1600
Insurance: $125
Car expenses: $100
Utilities: $40
Phone, cable, internet: $300
Food, entertainment: $700
Clothing, household expenses: $150
Credit cards and other loans: $800
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 846488
This series of Notes was issued and sold upon the funding of the borrower loan #100512, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$19,999.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.49%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	6.59%	Borrower rate/APR:	7.59% / 8.93%	Monthly payment:	$622.92

Lender servicing fee:	1.00%	Effective Yield*:	6.47%
		Estimated return*:	4.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Oct-1997	Debt/Income ratio:	24%
Credit score:	800-819 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	17y 2m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Fireman
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$334	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	1LOANMASTER1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	58 ( 100% )	800-819 (Latest)
Principal borrowed:	$18,000.00	< 31 days late:	0 ( 0% )	680-699 (Apr-2012) 600-619 (Jan-2011) 720-739 (Oct-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	58
Description
better rate major score improvement
This will be my 4th prosper loan -------- I have N E V E R been late.

As you can see from my listing I pay all my bills on time and my goal for this loan is to lower my rate as I continue working to attain and maintain 820 FICO score.

As a lender as well, I cannot imagine not repaying the kind people who take the time to invest in me and helped me. I will be making automatic EFT payments.

I think the automatic payments ensure loan payments are not late and are repaid without default. As with previous loans, my family and friends will bid on this loan.

I have a great job that is very stable and dependable and I am a homeowner, I purchased my home 2 years ago; the rest of the info listed is correct.
Thank you!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 847460
This series of Notes was issued and sold upon the funding of the borrower loan #100587, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.25%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	26.86%	Borrower rate/APR:	27.86% / 31.79%	Monthly payment:	$165.15

Lender servicing fee:	1.00%	Effective Yield*:	24.47%
		Estimated return*:	11.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-2000	Debt/Income ratio:	26%
Credit score:	680-699 (Sep-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,987	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	vivid-reward7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 856760
This series of Notes was issued and sold upon the funding of the borrower loan #100838, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.24%	Listing Start date:	Aug-27-2013
Term:	36 months			Listing End date:	Aug-27-2013

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.71%	Monthly payment:	$256.56

Lender servicing fee:	1.00%	Effective Yield*:	16.79%
		Estimated return*:	9.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-2003	Debt/Income ratio:	25%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Biologist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$50,761	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	a-coin-evergreen	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to improve my house.

My financial situation:
I am a good candidate for this loan because

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 867300
This series of Notes was issued and sold upon the funding of the borrower loan #100712, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.25%	Listing Start date:	Aug-23-2013
Term:	36 months			Listing End date:	Aug-23-2013

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$572.78

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-2007	Debt/Income ratio:	13%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	6y 11m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$950	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	25%
		Homeownership:	Yes
Screen name:	red-p2ploan-paddle	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Selling Home
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $400
Insurance: $40
Car expenses: $
Utilities: $100
Phone, cable, internet: $50
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $50
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 868274
This series of Notes was issued and sold upon the funding of the borrower loan #101293, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	Aug-23-2013
Term:	60 months			Listing End date:	Aug-23-2013

Lender yield:	23.32%	Borrower rate/APR:	24.32% / 26.88%	Monthly payment:	$289.54

Lender servicing fee:	1.00%	Effective Yield*:	21.48%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-2006	Debt/Income ratio:	40%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,070	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	pound-flamenco8	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation to Buy 1st Home
Purpose of loan:
This loan will be used to...pay off the entire balance of my three credit cards and my husband's two credit cards. We are able to make the payments on time each month-that has never been the issue. This debt consolidation loan is just that, to consolidate the payments into one monthly payment along with freeing up our "revolving" credit which will, in turn, increase our credit scores so we can get into our first home in the next couple months.

My financial situation:
I am a good candidate for this loan because...I took out my first car loan back in 2006. Since then, I have been paying on a car loan, a personal loan, multiple charge cards, and student loans on top of "everyday" living expenses, all while Never being late Once. Even though my husband and I have seen some rough personal and financial times (he was out of work for quite some time due to injuries and not being able to find a job, one car needed major repairs, and paid back medical bills) we have always let our "yes" mean "yes" and we take paying back what we owe very seriously. I have a "fair" credit score due to high balances on the credit cards, having the car and personal loan under my name for my husband and I, and not having a long enough history for the revolving credit. Also, please know that I have received a total of a 37% raise since I started as the Office Manager/HR Coordinator of Technology Consultants, Inc. of Vermont back in September of 2011.

Monthly net income: $4200.00
Average Monthly expenses: $ 4200.00
Housing: $200.00 (currently renting from parents in order to save $** for 1st house)
Insurance: $130.00-car; $150.00-life, etc.;
Car expenses: $250.00-gas; $30.00-other
Utilities: $25.00
Phone, cable, internet: $189.00-phone
Food, entertainment: $600.00-people and dog food; $50.00-entertainment
Clothing, household expenses: $ 75.00 clothing & shoes (husband goes through a lot of shoes in his line of manufacturing work); $100.00 general household items
Credit cards and other loans: $ 372 (5 credit card totals (which this loan would be replacing)) $260 loan, $380 car loan, $89.00 student loans.
Other expenses: **$1300 savings
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 868746
This series of Notes was issued and sold upon the funding of the borrower loan #100341, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.74%	Listing Start date:	Aug-31-2013
Term:	60 months			Listing End date:	Aug-31-2013

Lender yield:	20.39%	Borrower rate/APR:	21.39% / 23.87%	Monthly payment:	$409.10

Lender servicing fee:	1.00%	Effective Yield*:	18.98%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1996	Debt/Income ratio:	27%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	16y 6m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,991	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	ecstatic-benefit023	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation & home Improveme
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 869248
This series of Notes was issued and sold upon the funding of the borrower loan #100790, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.74%	Listing Start date:	Aug-28-2013
Term:	36 months			Listing End date:	Aug-28-2013

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 25.01%	Monthly payment:	$453.58

Lender servicing fee:	1.00%	Effective Yield*:	18.73%
		Estimated return*:	9.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-2002	Debt/Income ratio:	24%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,200	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	pound-goat3	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate

My financial situation:
I am a good candidate for this loan because...this will lower my monthly obligations and pay off a current loan with a much higher interest rate

Monthly net income: $4400.00 + OT = $4900.00
Monthly expenses:
Housing: $1737
Insurance: $120
Car expenses: $50
Utilities: $45
Phone, cable, internet: $163
Food, entertainment: $500
Clothing, household expenses: $50
Credit cards and other loans: $1200
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 872034
This series of Notes was issued and sold upon the funding of the borrower loan #100664, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.25%	Listing Start date:	Aug-19-2013
Term:	36 months			Listing End date:	Aug-19-2013

Lender yield:	26.86%	Borrower rate/APR:	27.86% / 31.79%	Monthly payment:	$165.15

Lender servicing fee:	1.00%	Effective Yield*:	24.47%
		Estimated return*:	11.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1998	Debt/Income ratio:	14%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	21y 1m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,443	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	Robmur3	Borrower's state:	Ohio	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to.. Buy land for New Life Christian Assembly Church Xenia, Ohio.

My financial situation:
I am a good candidate for this loan because...The church will be paying this loan

Monthly net income: $7000
Monthly expenses: $4000
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 873804
This series of Notes was issued and sold upon the funding of the borrower loan #100365, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.99%	Listing Start date:	Sep-01-2013
Term:	60 months			Listing End date:	Sep-01-2013

Lender yield:	19.24%	Borrower rate/APR:	20.24% / 22.69%	Monthly payment:	$319.53

Lender servicing fee:	1.00%	Effective Yield*:	18.00%
		Estimated return*:	11.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1996	Debt/Income ratio:	16%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	13 / 13	Length of status:	20y 9m
Amount delinquent:	$414	Total credit lines:	31	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,785	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	reinforced-kindness4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... pay off all credit cards and doctor bills

My financial situation:
I am a good candidate for this loan because... I worked at Jabil for over 21 years and also own a rental income

Monthly net income: $6000
Monthly expenses: $
Housing: $893
Insurance: $229
Car expenses: $
Utilities: $125
Phone, cable, internet: $250
Food, entertainment: $350
Clothing, household expenses: $
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 875276
This series of Notes was issued and sold upon the funding of the borrower loan #100703, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$14,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.99%	Listing Start date:	Aug-21-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 9.84%	Monthly payment:	$441.88

Lender servicing fee:	1.00%	Effective Yield*:	7.31%
		Estimated return*:	5.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1997	Debt/Income ratio:	13%
Credit score:	840-859 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$527	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	Yes
Screen name:	attentive-silver785	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan: Dental Work
This loan will be used to...Finance Dental Work

My financial situation: I don't want to get financing through dental provider because the interest rate is too high.
I am a good candidate for this loan because...I am a responsible professional who has disposable income. I have to pay for the dental work up front and want to pay it off as soon as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 875700
This series of Notes was issued and sold upon the funding of the borrower loan #100655, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Aug-29-2013

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$154.26

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1996	Debt/Income ratio:	52%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,436	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	p2ploan-boss0	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loans
Purpose of loan:this loan will be used to...pay off bills and help with granddauthers wedding

My financial situation: fair
I am a good candidate for this loan because...i pay my bills on time

Monthly net income: $1,800
Monthly expenses:
Housing: $0
Insurance: $84.
Car expenses: $350
Utilities: $0
Phone, cable, internet: $335
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $325
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 875866
This series of Notes was issued and sold upon the funding of the borrower loan #101015, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.75%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	24.66%	Borrower rate/APR:	25.66% / 29.54%	Monthly payment:	$601.65

Lender servicing fee:	1.00%	Effective Yield*:	22.54%
		Estimated return*:	10.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-2002	Debt/Income ratio:	26%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	rate-meridian5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...
Improve my investment house
My financial situation:
I am a good candidate for this loan because...
Because I always pay my bills on time and will continue to do so
Monthly net income: $70000
Monthly expenses: 799
Housing: $500
Insurance: $
Car expenses100: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 875894
This series of Notes was issued and sold upon the funding of the borrower loan #100479, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.49%	Listing Start date:	Aug-21-2013
Term:	36 months			Listing End date:	Aug-27-2013

Lender yield:	11.03%	Borrower rate/APR:	12.03% / 14.86%	Monthly payment:	$830.72

Lender servicing fee:	1.00%	Effective Yield*:	10.61%
		Estimated return*:	7.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1984	Debt/Income ratio:	28%
Credit score:	800-819 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	61	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,030	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	appetizing-rate765	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used for debt consolidation of credit card bills.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time and my income has increased over the years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 876352
This series of Notes was issued and sold upon the funding of the borrower loan #100796, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.24%	Listing Start date:	Sep-03-2013
Term:	60 months			Listing End date:	Sep-04-2013

Lender yield:	10.69%	Borrower rate/APR:	11.69% / 13.94%	Monthly payment:	$220.88

Lender servicing fee:	1.00%	Effective Yield*:	10.30%
		Estimated return*:	7.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1999	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,935	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	bountiful-moola	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	39 ( 100% )	740-759 (Latest)
Principal borrowed:	$12,000.00	< 31 days late:	0 ( 0% )	660-679 (Jan-2012) 700-719 (Jan-2011)
Principal balance:	$7,320.02	31+ days late:	0 ( 0% )
Total payments billed:	39
Description
Debt consolidation
Purpose of loan:
The purpose of this loan is to pay off the existing balance of my home.
Saving nearly $300 in payments

My financial situation:
I am a good candidate for this loan because this will be the third loan i have received from Prosper, never been late on payment. I have good job time and decent income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 876426
This series of Notes was issued and sold upon the funding of the borrower loan #101119, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.49%	Listing Start date:	Aug-22-2013
Term:	60 months			Listing End date:	Aug-26-2013

Lender yield:	11.19%	Borrower rate/APR:	12.19% / 14.45%	Monthly payment:	$558.51

Lender servicing fee:	1.00%	Effective Yield*:	10.76%
		Estimated return*:	7.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1995	Debt/Income ratio:	20%
Credit score:	800-819 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	13y 0m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$42,393	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	Yes
Screen name:	penny-cello772	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...debt consolidation

My financial situation:
I am a good candidate for this loan because...i have steady job and pay bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 876978
This series of Notes was issued and sold upon the funding of the borrower loan #101248, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.49%	Listing Start date:	Aug-23-2013
Term:	36 months			Listing End date:	Aug-23-2013

Lender yield:	13.14%	Borrower rate/APR:	14.14% / 17.75%	Monthly payment:	$342.46

Lender servicing fee:	1.00%	Effective Yield*:	12.52%
		Estimated return*:	8.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1994	Debt/Income ratio:	41%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	17 / 15	Length of status:	1y 3m
Amount delinquent:	$85	Total credit lines:	32	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,127	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	Yes
Screen name:	robust-interest5	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 877210
This series of Notes was issued and sold upon the funding of the borrower loan #100682, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$9,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.99%	Listing Start date:	Aug-23-2013
Term:	60 months			Listing End date:	Aug-23-2013

Lender yield:	17.19%	Borrower rate/APR:	18.19% / 20.59%	Monthly payment:	$229.47

Lender servicing fee:	1.00%	Effective Yield*:	16.19%
		Estimated return*:	10.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-2000	Debt/Income ratio:	30%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	5 / 5	Length of status:	9y 3m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,869	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	unrelenting-revenue082	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental
Purpose of loan:
This loan will be used to fix sveral dental issues.
My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3000.00
Monthly expenses: $0
Housing: $1600.00
Insurance: $75.00
Car expenses: $50
Utilities: $75.00
Phone, cable, internet: $125.00
Food, entertainment: $225.00
Clothing, household expenses: $50.00
Credit cards and other loans: $500.00
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 877404
This series of Notes was issued and sold upon the funding of the borrower loan #101308, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	14.25%	Listing Start date:	Aug-31-2013
Term:	60 months			Listing End date:	Aug-31-2013

Lender yield:	29.32%	Borrower rate/APR:	30.32% / 33.04%	Monthly payment:	$130.20

Lender servicing fee:	1.00%	Effective Yield*:	26.67%
		Estimated return*:	12.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1989	Debt/Income ratio:	25%
Credit score:	620-639 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	14	Current / open credit lines:	11 / 11	Length of status:	25y 11m
Amount delinquent:	$550	Total credit lines:	42	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,809	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	return-safehouse666	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	620-639 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	1 ( 8% )	680-699 (Jul-2012)
Principal balance:	$1,870.42	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 877620
This series of Notes was issued and sold upon the funding of the borrower loan #101000, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.49%	Listing Start date:	Aug-23-2013
Term:	60 months			Listing End date:	Sep-05-2013

Lender yield:	8.99%	Borrower rate/APR:	9.99% / 12.21%	Monthly payment:	$318.63

Lender servicing fee:	1.00%	Effective Yield*:	8.73%
		Estimated return*:	6.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1992	Debt/Income ratio:	35%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	16y 8m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,607	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	determined-agreement4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 877916
This series of Notes was issued and sold upon the funding of the borrower loan #100569, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$9,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.74%	Listing Start date:	Sep-01-2013
Term:	60 months			Listing End date:	Sep-01-2013

Lender yield:	16.69%	Borrower rate/APR:	17.69% / 20.08%	Monthly payment:	$227.03

Lender servicing fee:	1.00%	Effective Yield*:	15.75%
		Estimated return*:	10.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1994	Debt/Income ratio:	19%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	12y 4m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,047	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	Yes
Screen name:	nickel-blackberry3	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt consolidation
This loan will be used to...Pay off credit cards

My financial situation: Good
I am a good candidate for this loan because...

Monthly net income: 3500.00
Monthly expenses: $2000.00
Housing: $ 500
Insurance: $55.00
Car expenses: $422.00
Utilities: $100.00
Phone, cable, internet: $100.00
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $400.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 878252
This series of Notes was issued and sold upon the funding of the borrower loan #101257, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$13,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.74%	Listing Start date:	Aug-23-2013
Term:	60 months			Listing End date:	Aug-23-2013

Lender yield:	21.84%	Borrower rate/APR:	22.84% / 25.36%	Monthly payment:	$365.28

Lender servicing fee:	1.00%	Effective Yield*:	20.21%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1983	Debt/Income ratio:	24%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$115,746	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	helpful-loot9	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used for a temporary cash flow shortage

My financial situation:
I am a good candidate for this loan because I am never late on any payments.

Monthly net income: $7400
Monthly expenses: $
Housing: $3845
Insurance: $
Car expenses: $
Utilities: $300
Phone, cable, internet: $300
Food, entertainment: $350
Clothing, household expenses: $200
Credit cards and other loans: $1575
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 878644
This series of Notes was issued and sold upon the funding of the borrower loan #101030, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.74%	Listing Start date:	Aug-23-2013
Term:	60 months			Listing End date:	Aug-29-2013

Lender yield:	11.69%	Borrower rate/APR:	12.69% / 14.97%	Monthly payment:	$564.87

Lender servicing fee:	1.00%	Effective Yield*:	11.22%
		Estimated return*:	7.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1990	Debt/Income ratio:	13%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 14	Length of status:	19y 0m
Amount delinquent:	$0	Total credit lines:	53	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,846	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	deal-titan168	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... pay off unsecured credit card debt and house improvements

My financial situation:
I am a good candidate for this loan because... I am an attorney employed with the same Firm for almost 20 years, have lived in the same house which I own for almost 10 years and am happily married.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 878902
This series of Notes was issued and sold upon the funding of the borrower loan #101005, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.99%	Listing Start date:	Aug-26-2013
Term:	60 months			Listing End date:	Aug-31-2013

Lender yield:	9.99%	Borrower rate/APR:	10.99% / 13.23%	Monthly payment:	$434.75

Lender servicing fee:	1.00%	Effective Yield*:	9.65%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1975	Debt/Income ratio:	19%
Credit score:	780-799 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	25y 11m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,618	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	30	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	enriched-payout3	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...remodel my kitchen a bathroom.

My financial situation:
I am a good candidate for this loan because...I plan to pay it off by the end of the year after securing a new mortgage. If not, I have funds that I can use to pay this off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879136
This series of Notes was issued and sold upon the funding of the borrower loan #100700, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.24%	Listing Start date:	Aug-24-2013
Term:	36 months			Listing End date:	Aug-24-2013

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$149.65

Lender servicing fee:	1.00%	Effective Yield*:	18.08%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1982	Debt/Income ratio:	29%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 19	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$29,884	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	darlengl1	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879206
This series of Notes was issued and sold upon the funding of the borrower loan #101029, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$9,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.99%	Listing Start date:	Aug-25-2013
Term:	60 months			Listing End date:	Aug-25-2013

Lender yield:	20.79%	Borrower rate/APR:	21.79% / 24.28%	Monthly payment:	$247.50

Lender servicing fee:	1.00%	Effective Yield*:	19.32%
		Estimated return*:	11.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1984	Debt/Income ratio:	20%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	25y 0m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,968	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	direct-income293	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to pay off medical bills.

My financial situation:
I am a good candidate for this loan because I have a good credit standing

Monthly net income: $ 2200
Monthly expenses: $ 1000
Housing: $ 0
Insurance: $ 100
Car expenses: $ 0
Utilities: $ 200
Phone, cable, internet: $ 100
Food, entertainment: $ 200
Clothing, household expenses: $ 100
Credit cards and other loans: $ 300
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879262
This series of Notes was issued and sold upon the funding of the borrower loan #100266, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$35,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.49%	Listing Start date:	Aug-26-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	11.03%	Borrower rate/APR:	12.03% / 14.86%	Monthly payment:	$1,163.00

Lender servicing fee:	1.00%	Effective Yield*:	10.61%
		Estimated return*:	7.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1982	Debt/Income ratio:	23%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	16y 11m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46,735	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	deal-werewolf2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879696
This series of Notes was issued and sold upon the funding of the borrower loan #100847, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$20,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	Aug-28-2013
Term:	60 months			Listing End date:	Aug-28-2013

Lender yield:	14.19%	Borrower rate/APR:	15.19% / 17.52%	Monthly payment:	$477.80

Lender servicing fee:	1.00%	Effective Yield*:	13.50%
		Estimated return*:	8.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1998	Debt/Income ratio:	26%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$39,002	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	enterprising-peace9	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 70,000
Monthly expenses: $ 2,000
Housing: $ 0
Insurance: $ 0
Car expenses: $ 0
Utilities: $ 0
Phone, cable, internet: $ 0
Food, entertainment: $ 0
Clothing, household expenses: $ 0
Credit cards and other loans: $ 0
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879792
This series of Notes was issued and sold upon the funding of the borrower loan #101314, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.25%	Listing Start date:	Sep-05-2013
Term:	36 months			Listing End date:	Sep-05-2013

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$190.93

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-2002	Debt/Income ratio:	21%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 15	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$479	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	bold-mindful-coin	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879860
This series of Notes was issued and sold upon the funding of the borrower loan #100694, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.49%	Listing Start date:	Aug-30-2013
Term:	60 months			Listing End date:	Aug-30-2013

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 23.46%	Monthly payment:	$135.24

Lender servicing fee:	1.00%	Effective Yield*:	18.64%
		Estimated return*:	11.15%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1987	Debt/Income ratio:	25%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	11y 11m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$45,514	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	first-loan-sphinx	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 880064
This series of Notes was issued and sold upon the funding of the borrower loan #100619, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$35,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.49%	Listing Start date:	Aug-26-2013
Term:	36 months			Listing End date:	Aug-31-2013

Lender yield:	11.03%	Borrower rate/APR:	12.03% / 14.86%	Monthly payment:	$1,163.00

Lender servicing fee:	1.00%	Effective Yield*:	10.61%
		Estimated return*:	7.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1991	Debt/Income ratio:	11%
Credit score:	840-859 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	15y 9m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,268	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	Yes
Screen name:	fixer99	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to purchase a 50% interest in a business on Capital Hill, Washington, D.C.

My financial situation:
I am a good candidate for this loan because I have a steady income stream and have a great history of managing and paying off debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 880194
This series of Notes was issued and sold upon the funding of the borrower loan #100404, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.49%	Listing Start date:	Aug-28-2013
Term:	60 months			Listing End date:	Aug-30-2013

Lender yield:	11.19%	Borrower rate/APR:	12.19% / 14.45%	Monthly payment:	$290.43

Lender servicing fee:	1.00%	Effective Yield*:	10.76%
		Estimated return*:	7.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1988	Debt/Income ratio:	10%
Credit score:	800-819 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	25y 7m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,355	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	Yes
Screen name:	tranquil-finance2	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consoladate credit card debts into a single lower monthly payment.

My financial situation:
I am a good candidate for this loan because I have a long history with my company and the company itself is very stable.

I recently switched from a productivity base pay (which was a salaried pay or straight pay -25%, added to that a per case pay) to salaried or straight pay, at the request of my company following the retirement of my partner. The change was request because canadates for his positions wanted straight pay. By mutual agreement, I had carried 75-80% of the work load and was able to not only over come the 25% drop but exceed the annual total of the straight pay. In the long term I will benifit from the fix income given the direction the health care industry is going. In the short term I find that I am struggling to make ends meet since I was making a little more per pay period than I am now. I am looking for a little breathing room from a situation .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 880276
This series of Notes was issued and sold upon the funding of the borrower loan #101116, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.75%	Listing Start date:	Aug-26-2013
Term:	36 months			Listing End date:	Aug-26-2013

Lender yield:	27.59%	Borrower rate/APR:	28.59% / 32.54%	Monthly payment:	$166.73

Lender servicing fee:	1.00%	Effective Yield*:	25.12%
		Estimated return*:	11.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1993	Debt/Income ratio:	17%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	10y 11m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,943	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	82%
		Homeownership:	No
Screen name:	JJ42975	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 880506
This series of Notes was issued and sold upon the funding of the borrower loan #101227, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$9,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.74%	Listing Start date:	Aug-27-2013
Term:	36 months			Listing End date:	Aug-28-2013

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 9.33%	Monthly payment:	$297.65

Lender servicing fee:	1.00%	Effective Yield*:	6.84%
		Estimated return*:	5.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1995	Debt/Income ratio:	10%
Credit score:	820-839 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	8y 1m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,386	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	Yes
Screen name:	green-competent-durability	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
consolidate a few credit cards and close those accounts,also lower the intrest rate.
My financial situation:
I am a good candidate for this loan because...
I have a great credit rating,long term employment and looking to stream line my accounts and pay off the balance in a more efficient manner..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 880840
This series of Notes was issued and sold upon the funding of the borrower loan #101272, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	Aug-30-2013
Term:	60 months			Listing End date:	Aug-30-2013

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$343.91

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1997	Debt/Income ratio:	37%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	8y 2m
Amount delinquent:	$0	Total credit lines:	53	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$35,043	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	Yes
Screen name:	contract-popcorn165	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate debt.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time and have no negative concerns regarding my payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 881024
This series of Notes was issued and sold upon the funding of the borrower loan #100958, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.25%	Listing Start date:	Aug-27-2013
Term:	60 months			Listing End date:	Aug-27-2013

Lender yield:	28.16%	Borrower rate/APR:	29.16% / 31.85%	Monthly payment:	$95.52

Lender servicing fee:	1.00%	Effective Yield*:	25.66%
		Estimated return*:	12.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1993	Debt/Income ratio:	14%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 7	Length of status:	2y 0m
Amount delinquent:	$684	Total credit lines:	37	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,418	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	payment-loyalist	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Travel
Purpose of loan:
Used to help me with family travel expenses to attend Daughter's graduation from Naval training in Chicago .....requiring Flight/Hotel/Rental Car
My financial situation:
I am a good candidate for this loan because I pay my bills responsibly...and will only carry loan for as long as I need....I will pay more monthly leading up to early pay back.

Monthly net income: $6,000
Monthly expenses: $4,000

Housing: $1000
Insurance: $150
Car expenses: $1000
Utilities: $300
Phone, cable, internet: $180
Food, entertainment: $ 400
Clothing, household expenses: $200
Credit cards and other loans: $550
Other expenses: $ 465
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 881666
This series of Notes was issued and sold upon the funding of the borrower loan #100724, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.49%	Listing Start date:	Aug-28-2013
Term:	60 months			Listing End date:	Aug-28-2013

Lender yield:	18.14%	Borrower rate/APR:	19.14% / 21.57%	Monthly payment:	$182.12

Lender servicing fee:	1.00%	Effective Yield*:	17.02%
		Estimated return*:	10.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1986	Debt/Income ratio:	34%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 18	Length of status:	13y 3m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,935	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	kind-statuesque-agreement	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate debt.

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 881976
This series of Notes was issued and sold upon the funding of the borrower loan #100673, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.24%	Listing Start date:	Aug-28-2013
Term:	36 months			Listing End date:	Aug-28-2013

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$561.21

Lender servicing fee:	1.00%	Effective Yield*:	18.08%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1996	Debt/Income ratio:	29%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,496	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	enriching-wealth884	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: debt consolidation
This loan will be used to...debt consolidation

My financial situation:
I am a good candidate for this loan because...I make every attempt to pay things on time. If I get this loan, instead of paying $1,600 a month on my credit cards, I will be paying the quoted monthly payment on this requested loan instead which will save me money every month.

Monthly net income: $3,000
Monthly expenses: $
Housing: $1,325
Insurance: $
Car expenses: $
Utilities: $50
Phone, cable, internet: $115
Food, entertainment: $500
Clothing, household expenses: $
Credit cards and other loans: $2,000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882006
This series of Notes was issued and sold upon the funding of the borrower loan #100272, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.24%	Listing Start date:	Aug-28-2013
Term:	36 months			Listing End date:	Sep-01-2013

Lender yield:	5.99%	Borrower rate/APR:	6.99% / 8.33%	Monthly payment:	$617.45

Lender servicing fee:	1.00%	Effective Yield*:	5.90%
		Estimated return*:	4.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Dec-2000	Debt/Income ratio:	11%
Credit score:	820-839 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	9y 0m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,017	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	8%
		Homeownership:	Yes
Screen name:	4hi4low	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to refinance my primary residence to a lower term and rate. The reason I need this loan is because the house value is appraised at a value equal to the current loan value and I need to bring in the balance to keep LTV at 95%. I can manage this with my savings, but am not comfortable using up all savings for the refinance. Getting this loan will help keep the savings for any emergencies.

My financial situation:
I am a good candidate for this loan because I have excellent credit, never missed a payment on any of my home and auto loans. I also have a track record of stable and continuous employment for the past 12 years since graduating from college.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882020
This series of Notes was issued and sold upon the funding of the borrower loan #100602, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,500.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.74%	Listing Start date:	Sep-04-2013
Term:	60 months			Listing End date:	Sep-04-2013

Lender yield:	20.39%	Borrower rate/APR:	21.39% / 23.87%	Monthly payment:	$422.73

Lender servicing fee:	1.00%	Effective Yield*:	18.98%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-2000	Debt/Income ratio:	17%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 6	Length of status:	11y 1m
Amount delinquent:	$172	Total credit lines:	18	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,615	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	reinforced-bonus1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
The majority of the loan will be used to pay off outstanding debt ($12,000), and with the remainder I plan on making a few home improvements. I can't stand credit cards because I believe they just get you into trouble so I am borrowing a little extra for the home improvements. I need to borrow the money because currently I have money tied up in investments, that I do not want to touch, and I also have 15% of my work pay automatically go into a deferred compensation plan that I do not want to stop contributing to.

My financial situation:
I am a Police Officer and make a base salary of $82,000 without overtime. I make approximately $10,000 - $15,000 thousand dollars a year in overtime. In addition, I have a IT Consulting business that is growing very nicely this year. Last year I earned about $20,000 through my IT business, this year I am on pace to earn about $45,000.

I also have a deferred compensation account that is currently worth about $100,000 dollars. I can not borrow from it right now because I have an outstanding loan on that account already, but I plan on paying off that loan with the proceeds from this loan.

Monthly net income: $ 7000 (after Taxes)
Housing: $ 2500
Insurance: $ 300
Car expenses: $ 350
Utilities: $ 500
Phone, cable, internet: $ 150
Food, entertainment: $ 1000
Clothing, household expenses: $ 250
Credit cards and other loans: $ 500 (will all be paid off from loan proceeds)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882084
This series of Notes was issued and sold upon the funding of the borrower loan #101053, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.74%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Aug-29-2013

Lender yield:	18.79%	Borrower rate/APR:	19.79% / 23.53%	Monthly payment:	$148.23

Lender servicing fee:	1.00%	Effective Yield*:	17.49%
		Estimated return*:	9.75%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1983	Debt/Income ratio:	24%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	14y 7m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,704	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	interest-revelry70	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off credit card debt

My financial situation:
I am a good candidate for this loan because...i am retired and have fixed social security and pensions

Monthly net income: $2252
Monthly expenses: $1550
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882476
This series of Notes was issued and sold upon the funding of the borrower loan #101137, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$11,500.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.24%	Listing Start date:	Aug-28-2013
Term:	60 months			Listing End date:	Aug-28-2013

Lender yield:	21.09%	Borrower rate/APR:	22.09% / 24.59%	Monthly payment:	$318.21

Lender servicing fee:	1.00%	Effective Yield*:	19.57%
		Estimated return*:	11.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2003	Debt/Income ratio:	26%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 11	Length of status:	0y 3m
Amount delinquent:	$230	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,991	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	nimble-dollar362	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation & Moving Costs
Purpose of loan: Debt Consolidation & Moving Costs

I will be using this personal loan to consolidate my current debt into one single payment. Additionally, I will be using the remaining amount to cover costs to be incurred in an upcoming move.

My financial situation: I am currently in a secure financial situation. I have a fantastic job at a highly respected firm with a steady income. I am a good candidate for this loan because I am dilligent with my finances and am familiar and knowledgeable about the financial industry.

Monthly net income: $5000
Monthly expenses: $680
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $100
Phone, cable, internet: $0
Food, entertainment: $
Clothing, household expenses: $100
Credit cards and other loans: $0
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882496
This series of Notes was issued and sold upon the funding of the borrower loan #100721, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.25%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$76.37

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1998	Debt/Income ratio:	6%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	3 / 3	Length of status:	2y 0m
Amount delinquent:	$17,009	Total credit lines:	13	Occupation:	Professional
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$55	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	30	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	top-p2p-magnate	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Christian Professional
Purpose of loan: New transmission for Honda Odyssey
This loan will be used to...pay for new transmission

My financial situation: Good job with Christian non-profit organization
I am a good candidate for this loan because...I have always had steady, long-term employment. I just don't have the $2,000 total to replace my transmission.

Monthly net income: $1,500.00
Monthly expenses: $900.00
Housing: $500.00
Insurance: $50.00
Car expenses: $250.00
Utilities:
Phone, cable, internet: $100.00
Food, entertainment:
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882656
This series of Notes was issued and sold upon the funding of the borrower loan #100616, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	0.74%	Listing Start date:	Aug-28-2013
Term:	36 months			Listing End date:	Aug-31-2013

Lender yield:	5.04%	Borrower rate/APR:	6.04% / 6.72%	Monthly payment:	$243.52

Lender servicing fee:	1.00%	Effective Yield*:	4.99%
		Estimated return*:	4.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1995	Debt/Income ratio:	9%
Credit score:	820-839 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	13y 4m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Tradesman - Carpent...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,657	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Homeownership:	Yes
Screen name:	meteor033	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882780
This series of Notes was issued and sold upon the funding of the borrower loan #100652, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.49%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	6.59%	Borrower rate/APR:	7.59% / 8.93%	Monthly payment:	$373.77

Lender servicing fee:	1.00%	Effective Yield*:	6.47%
		Estimated return*:	4.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-2002	Debt/Income ratio:	17%
Credit score:	820-839 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 18	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,193	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	Yes
Screen name:	youthful-ore6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay-off all my high interest credit cards

My financial situation: excellent
I am a good candidate for this loan because...I make good income, have good credit and have never missed a single payment obligation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882792
This series of Notes was issued and sold upon the funding of the borrower loan #100610, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$7,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.24%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	5.99%	Borrower rate/APR:	6.99% / 8.33%	Monthly payment:	$231.54

Lender servicing fee:	1.00%	Effective Yield*:	5.90%
		Estimated return*:	4.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Oct-1978	Debt/Income ratio:	16%
Credit score:	780-799 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	22y 1m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,167	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	mcadvdsgn	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	780-799 (Latest)
Principal borrowed:	$30,000.00	< 31 days late:	0 ( 0% )	760-779 (Dec-2011) 800-819 (May-2008)
Principal balance:	$12,715.36	31+ days late:	0 ( 0% )
Total payments billed:	54
Description
Home improvement
Purpose of loan:
This loan will be used to...remodel for baby's room

My financial situation:
I am a good candidate for this loan because... have solid income and history of making all payments
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883064
This series of Notes was issued and sold upon the funding of the borrower loan #100395, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.74%	Listing Start date:	Sep-01-2013
Term:	36 months			Listing End date:	Sep-01-2013

Lender yield:	18.79%	Borrower rate/APR:	19.79% / 23.53%	Monthly payment:	$148.23

Lender servicing fee:	1.00%	Effective Yield*:	17.49%
		Estimated return*:	9.75%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1977	Debt/Income ratio:	36%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,235	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	32	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	intuitive-order417	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan: Social Security overpayment from 2012
This loan will be used to...Pay the overpayment made to me by Social Security for 2012 due to earning over the limit amount allowed. This will not happen again as the overpayment was caused due to being listed as my mother's caregiver, and I was getting paid an hourly wage which I had not anticipated would affect the Social Security Survivor benefit I was receiving. Since she stopped qualifying for this benefit at end of 2012 I do not get any other wages paid that will affect the Survivor benefit I currently receive from Social Security.

My financial situation: Stable
I am a good candidate for this loan because... I am level headed adult with a sense of responsibility. I have maintained all my debts current and will continue to do so. I am of good health and plan to work for many years to come.

Monthly net income: $2340
Monthly expenses: $95
Housing: $805
Insurance: $77.50
Car expenses: $411
Utilities: $200
Phone, cable, internet: $150
Food, entertainment: $100
Clothing, household expenses: $0
Credit cards and other loans: $200
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883194
This series of Notes was issued and sold upon the funding of the borrower loan #101050, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.49%	Listing Start date:	Aug-29-2013
Term:	60 months			Listing End date:	Aug-29-2013

Lender yield:	18.14%	Borrower rate/APR:	19.14% / 21.57%	Monthly payment:	$650.44

Lender servicing fee:	1.00%	Effective Yield*:	17.02%
		Estimated return*:	10.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1996	Debt/Income ratio:	16%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 22	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,687	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	gain-gazer651	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because I am financially responsible, I have just exceeded my comfort limit with revolving credit due to economic downturn, divorce and deliquent tenants. I still more than exceed minimum payments (usually double or triple), I would just like to have one payment with a finite payoff date.

Monthly net income: $11666.67
Monthly expenses: $
Housing: $4100 (2 properties)
Insurance: $200
Car expenses: $525
Utilities: $ 600 (2 properties)
Phone, cable, internet: $360
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883258
This series of Notes was issued and sold upon the funding of the borrower loan #100323, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.99%	Listing Start date:	Sep-02-2013
Term:	60 months			Listing End date:	Sep-02-2013

Lender yield:	20.79%	Borrower rate/APR:	21.79% / 24.28%	Monthly payment:	$275.00

Lender servicing fee:	1.00%	Effective Yield*:	19.32%
		Estimated return*:	11.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1995	Debt/Income ratio:	27%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	12 / 12	Length of status:	4y 8m
Amount delinquent:	$4,422	Total credit lines:	38	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,830	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	36	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	bold-organic-moola	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... debt consolidation.

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3094.23
Monthly expenses: $2300
Housing: $965
Insurance: $85
Car expenses: $304
Utilities: $135
Phone, cable, internet: $134
Food, entertainment: $150
Clothing, household expenses: $52
Credit cards and other loans: $285
Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883264
This series of Notes was issued and sold upon the funding of the borrower loan #101365, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,094.82	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.24%	Listing Start date:	Aug-28-2013
Term:	36 months			Listing End date:	Aug-31-2013

Lender yield:	5.99%	Borrower rate/APR:	6.99% / 8.33%	Monthly payment:	$373.40

Lender servicing fee:	1.00%	Effective Yield*:	5.90%
		Estimated return*:	4.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Oct-1994	Debt/Income ratio:	12%
Credit score:	800-819 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	8y 3m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,623	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	Jennifur	Borrower's state:	NewYork	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	10 ( 100% )	800-819 (Latest)
Principal borrowed:	$40,000.00	< 31 days late:	0 ( 0% )	820-839 (Feb-2013) 700-719 (Feb-2012) 740-759 (Oct-2011) 740-759 (Dec-2006)
Principal balance:	$22,905.18	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off the credit card that I used to renovate my grandfather's bathroom & kitchen

My financial situation:
I am a good candidate for this loan because I am a hard working Nurse Practitioner/Registered Nurse. I work about 60 hours per week at my 3 jobs. I pay all my bill on time & have excellent credit. I own a house with about $200,00 worth of equity and I have about $500,000 of investments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883446
This series of Notes was issued and sold upon the funding of the borrower loan #100910, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.99%	Listing Start date:	Aug-29-2013
Term:	60 months			Listing End date:	Aug-29-2013

Lender yield:	22.19%	Borrower rate/APR:	23.19% / 25.72%	Monthly payment:	$424.50

Lender servicing fee:	1.00%	Effective Yield*:	20.51%
		Estimated return*:	11.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1991	Debt/Income ratio:	43%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	18y 0m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,853	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	wella123	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	740-759 (Jun-2012)
Principal balance:	$3,542.82	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
consolidate debt
My financial situation:
I am a good candidate for this loan because...
Even though my credit rating is 'fair' it is only a few points away from the 'good' rating and I always make payments

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883552
This series of Notes was issued and sold upon the funding of the borrower loan #100335, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	15.75%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Aug-29-2013

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$172.76

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-1999	Debt/Income ratio:	79%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 11	Length of status:	0y 10m
Amount delinquent:	$12,170	Total credit lines:	34	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,474	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	No
Screen name:	receptive-deal915	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883562
This series of Notes was issued and sold upon the funding of the borrower loan #100518, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,500.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$286.36

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1976	Debt/Income ratio:	54%
Credit score:	720-739 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	8y 4m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,159	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	suzerlee1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	720-739 (Latest)
Principal borrowed:	$14,500.00	< 31 days late:	0 ( 0% )	740-759 (Feb-2012)
Principal balance:	$8,026.37	31+ days late:	0 ( 0% )
Total payments billed:	18
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883752
This series of Notes was issued and sold upon the funding of the borrower loan #100999, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$9,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.49%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Aug-31-2013

Lender yield:	6.59%	Borrower rate/APR:	7.59% / 8.93%	Monthly payment:	$280.33

Lender servicing fee:	1.00%	Effective Yield*:	6.47%
		Estimated return*:	4.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-2001	Debt/Income ratio:	37%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 13	Length of status:	15y 4m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,083	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	basejump0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	780-799 (Feb-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off a credit card. I also need to make some home repairs so I can rent out the house I own.

My financial situation:
I am a good candidate for this loan because...I have been a lender since 2006 and currently have about 225 loans. I also received a loan which I paid off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883806
This series of Notes was issued and sold upon the funding of the borrower loan #100431, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.24%	Listing Start date:	Aug-30-2013
Term:	60 months			Listing End date:	Aug-30-2013

Lender yield:	21.09%	Borrower rate/APR:	22.09% / 24.59%	Monthly payment:	$110.68

Lender servicing fee:	1.00%	Effective Yield*:	19.57%
		Estimated return*:	11.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1996	Debt/Income ratio:	23%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 11	Length of status:	16y 6m
Amount delinquent:	$96	Total credit lines:	24	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,764	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	trustworthy-compassion190	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2,000
Monthly expenses: $600Housing: $1100
Insurance: 0
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883960
This series of Notes was issued and sold upon the funding of the borrower loan #100515, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	12.25%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Aug-29-2013

Lender yield:	25.39%	Borrower rate/APR:	26.39% / 30.29%	Monthly payment:	$161.99

Lender servicing fee:	1.00%	Effective Yield*:	23.18%
		Estimated return*:	10.93%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1997	Debt/Income ratio:	69%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,855	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	unrelenting-power178	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: To pay of credit card
This loan will be used to... credit card

My financial situation: is too many credit card
I am a good candidate for this loan because... I pay my bills on time

Monthly net income: $ 2054
Monthly expenses: $ 900.00
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $ 75.00
Clothing, household expenses: $
Credit cards and other loans: $ 550
Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884028
This series of Notes was issued and sold upon the funding of the borrower loan #101209, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,500.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.24%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.71%	Monthly payment:	$311.53

Lender servicing fee:	1.00%	Effective Yield*:	16.79%
		Estimated return*:	9.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-2002	Debt/Income ratio:	24%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,418	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	47%
		Homeownership:	No
Screen name:	thrilling-worth387	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Consolidation
This loan will be used to combine various lines of credit and medical bills

My financial situation: Good
I am a good candidate for this loan because even though I may have blemishes on my credit in my past (several years ago - I went through a divorce), my credit history will reflect that I have made timely payments on all obligations since then, and actually brought my credit score up quite a bit..

Monthly net income: $ 3076.00
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884048
This series of Notes was issued and sold upon the funding of the borrower loan #100736, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.99%	Listing Start date:	Aug-30-2013
Term:	60 months			Listing End date:	Aug-30-2013

Lender yield:	7.69%	Borrower rate/APR:	8.69% / 10.88%	Monthly payment:	$206.08

Lender servicing fee:	1.00%	Effective Yield*:	7.51%
		Estimated return*:	5.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jun-1987	Debt/Income ratio:	10%
Credit score:	800-819 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	9y 9m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,337	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	7%
		Homeownership:	Yes
Screen name:	GABC-1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	41 ( 100% )	800-819 (Latest)
Principal borrowed:	$21,100.00	< 31 days late:	0 ( 0% )	760-779 (Dec-2011) 800-819 (Sep-2010) 760-779 (Dec-2007) 740-759 (Oct-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	41
Description
Home improvement
I am finalizing the repairs on my house for sell and need just a little more to complete the internal finishing: Painting, Carpeting, Tile in Bathrooms and Kitchen
My financial situation: Excellent, I've been at my job for 11 years and have 5 years to retirement and am a key man in my company's work.

If I don't use all the monies I will be paying it back to loaners to get a quicker payoff.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884322
This series of Notes was issued and sold upon the funding of the borrower loan #101014, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.99%	Listing Start date:	Aug-31-2013
Term:	36 months			Listing End date:	Aug-31-2013

Lender yield:	9.89%	Borrower rate/APR:	10.89% / 13.70%	Monthly payment:	$326.87

Lender servicing fee:	1.00%	Effective Yield*:	9.56%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2005	Debt/Income ratio:	16%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,784	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	wngr19red	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	8 ( 100% )	740-759 (Latest)
Principal borrowed:	$25,000.00	< 31 days late:	0 ( 0% )	740-759 (Jun-2012) 780-799 (Nov-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Investing money
Purpose of loan:
This loan will be used for the trading and purchases of a few different financial instruments, including stocks, options, and county tax liens.

My financial situation:
I have held my position with a large, stable company for almost 3 years. My income has steadily increased each year during my tenure and will probably continue to do so in the foreseeable future. I have never missed a payment on any debt that has been held and have paid back all closed debt accounts in full, including two prior Prosper loans. Although not showing on my credit history, I recently purchased a house using a mortgage.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884380
This series of Notes was issued and sold upon the funding of the borrower loan #100650, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$30,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.74%	Listing Start date:	Aug-30-2013
Term:	60 months			Listing End date:	Sep-06-2013

Lender yield:	11.69%	Borrower rate/APR:	12.69% / 14.97%	Monthly payment:	$677.84

Lender servicing fee:	1.00%	Effective Yield*:	11.22%
		Estimated return*:	7.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1977	Debt/Income ratio:	19%
Credit score:	800-819 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$36,914	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	thoughtful-peace516	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate debt from several accounts which will alow me to more rapidly clear the debt

My financial situation:
I am a good candidate for this loan because I have a solid financial situation and I have been making higher payments on the accounts to steadily reduce the debt; once consolidated, I will be able to continue that process at a faster rate and pay if all off in less time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884538
This series of Notes was issued and sold upon the funding of the borrower loan #100658, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.25%	Listing Start date:	Sep-01-2013
Term:	36 months			Listing End date:	Sep-01-2013

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$152.74

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-2003	Debt/Income ratio:	28%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	10y 5m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,094	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	money-leather9	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884722
This series of Notes was issued and sold upon the funding of the borrower loan #100599, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.99%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-05-2013

Lender yield:	9.89%	Borrower rate/APR:	10.89% / 13.70%	Monthly payment:	$490.30

Lender servicing fee:	1.00%	Effective Yield*:	9.56%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2000	Debt/Income ratio:	37%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 17	Length of status:	22y 0m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,672	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	lovely-bonus779496	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: debt consolidation
This loan will be used to...Pay for several credit cards and auto

My financial situation: good and stable
I am a good candidate for this loan because... I am a stable employee I have been employed at the same institution for over twenty years. I have played several credit cards off and I am in good standing with all my creditors.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884844
This series of Notes was issued and sold upon the funding of the borrower loan #101062, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	Sep-01-2013
Term:	60 months			Listing End date:	Sep-01-2013

Lender yield:	14.19%	Borrower rate/APR:	15.19% / 17.52%	Monthly payment:	$358.35

Lender servicing fee:	1.00%	Effective Yield*:	13.50%
		Estimated return*:	8.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1992	Debt/Income ratio:	33%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	9	Current / open credit lines:	15 / 12	Length of status:	8y 10m
Amount delinquent:	$0	Total credit lines:	53	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$157	Stated income:	$100,000+
Delinquencies in last 7y:	12	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	profitable-note027	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 4	On-time:	31 ( 100% )	760-779 (Latest)
Principal borrowed:	$36,500.00	< 31 days late:	0 ( 0% )	700-719 (May-2013) 680-699 (Sep-2012) 600-619 (Nov-2011) 700-719 (Jan-2011)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884886
This series of Notes was issued and sold upon the funding of the borrower loan #100889, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.49%	Listing Start date:	Sep-03-2013
Term:	60 months			Listing End date:	Sep-03-2013

Lender yield:	18.14%	Borrower rate/APR:	19.14% / 21.57%	Monthly payment:	$130.09

Lender servicing fee:	1.00%	Effective Yield*:	17.02%
		Estimated return*:	10.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-2001	Debt/Income ratio:	32%
Credit score:	680-699 (Sep-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$51,981	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	thankyou4thechance	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	83 ( 100% )	680-699 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	680-699 (Oct-2011) 680-699 (Aug-2009) 620-639 (Jul-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	83
Description
Home improvement Projects
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884926
This series of Notes was issued and sold upon the funding of the borrower loan #101057, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.24%	Listing Start date:	Sep-02-2013
Term:	60 months			Listing End date:	Sep-06-2013

Lender yield:	8.49%	Borrower rate/APR:	9.49% / 11.70%	Monthly payment:	$314.95

Lender servicing fee:	1.00%	Effective Yield*:	8.27%
		Estimated return*:	6.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1985	Debt/Income ratio:	35%
Credit score:	800-819 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 20	Length of status:	18y 1m
Amount delinquent:	$0	Total credit lines:	53	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$35,958	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	gain-cheetah976	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Debt Consolidation
Purpose of loan:
This loan will be used to...
Consolidate my credit card debt
My financial situation:
I am a good candidate for this loan because...
I have a stable income and I am committed to getting out of debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884934
This series of Notes was issued and sold upon the funding of the borrower loan #100646, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.99%	Listing Start date:	Sep-01-2013
Term:	60 months			Listing End date:	Sep-02-2013

Lender yield:	7.69%	Borrower rate/APR:	8.69% / 10.88%	Monthly payment:	$206.08

Lender servicing fee:	1.00%	Effective Yield*:	7.51%
		Estimated return*:	5.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Oct-1997	Debt/Income ratio:	10%
Credit score:	840-859 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 6	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	lacey123	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	43 ( 100% )	840-859 (Latest)
Principal borrowed:	$13,500.00	< 31 days late:	0 ( 0% )	720-739 (Aug-2011) 760-779 (Jan-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	43
Description
Other
Purpose of loan:
This loan will be used for car and minor household repairs.

My financial situation:
I am a good candidate for this loan because I have excellent credit and I have had two loans with Prosper in the past.. (Both loans were paid off early). My job as well as my financial status is secure and other than my car note and home mortgage I do not have any other outstanding debt. My yearly household income is 125,00.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884956
This series of Notes was issued and sold upon the funding of the borrower loan #101155, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.99%	Listing Start date:	Aug-31-2013
Term:	60 months			Listing End date:	Aug-31-2013

Lender yield:	14.79%	Borrower rate/APR:	15.79% / 18.14%	Monthly payment:	$363.10

Lender servicing fee:	1.00%	Effective Yield*:	14.04%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1986	Debt/Income ratio:	36%
Credit score:	780-799 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 18	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,301	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	currency-festivity1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884984
This series of Notes was issued and sold upon the funding of the borrower loan #100626, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	12.25%	Listing Start date:	Sep-01-2013
Term:	36 months			Listing End date:	Sep-01-2013

Lender yield:	25.39%	Borrower rate/APR:	26.39% / 30.29%	Monthly payment:	$161.99

Lender servicing fee:	1.00%	Effective Yield*:	23.18%
		Estimated return*:	10.93%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-2006	Debt/Income ratio:	25%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,564	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	order-refuge1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885004
This series of Notes was issued and sold upon the funding of the borrower loan #100742, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$11,500.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.75%	Listing Start date:	Aug-31-2013
Term:	60 months			Listing End date:	Aug-31-2013

Lender yield:	24.79%	Borrower rate/APR:	25.79% / 28.39%	Monthly payment:	$342.89

Lender servicing fee:	1.00%	Effective Yield*:	22.74%
		Estimated return*:	11.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1996	Debt/Income ratio:	17%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	37y 2m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,764	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	wise-natural-camaraderi	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:consolidate loans
This loan will be used to...

My financial situation:ok
I am a good candidate for this loan because...early payoff within two years

Monthly net income: $4600.00
Monthly expenses: $1566.00
Housing: $1434.00
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885198
This series of Notes was issued and sold upon the funding of the borrower loan #101008, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,500.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.25%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$178.73

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1991	Debt/Income ratio:	18%
Credit score:	640-659 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$70,406	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	Bekkilin	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	680-699 (Oct-2012)
Principal balance:	$2,704.87	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Vacation
Purpose of loan: Vacation / Christmas gift
This loan will be used to...book a winter vacation

My financial situation: everything is ok
I am a good candidate for this loan because...I always repay my debts

Monthly net income: $8000
Monthly expenses:
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885266
This series of Notes was issued and sold upon the funding of the borrower loan #100949, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.24%	Listing Start date:	Sep-02-2013
Term:	60 months			Listing End date:	Sep-03-2013

Lender yield:	15.49%	Borrower rate/APR:	16.49% / 18.85%	Monthly payment:	$614.48

Lender servicing fee:	1.00%	Effective Yield*:	14.67%
		Estimated return*:	9.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1979	Debt/Income ratio:	24%
Credit score:	700-719 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	20y 0m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,348	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	22	Bankcard utilization:	74%
		Homeownership:	No
Screen name:	fulfilling-loot083	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $6000
Monthly expenses: $1500
Housing: $1089
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885342
This series of Notes was issued and sold upon the funding of the borrower loan #100458, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$20,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.49%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 19.65%	Monthly payment:	$703.04

Lender servicing fee:	1.00%	Effective Yield*:	14.17%
		Estimated return*:	8.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-2000	Debt/Income ratio:	18%
Credit score:	700-719 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,374	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	camaraderi-melody333	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
Pay off my higher interest credit cards

My financial situation:
I am a good candidate for this loan because I have a high income, am extremely thrifty (use coupons, buy the majority of non-food items at thift stores, garage sales, etc) and I am an AVP for a large bank so I know how to manage money. I work from home so I don't have the typical expenses of gas, parking, dry cleaning, dress clothes, lunches out, wear and tear on my car, etc. I have never had a 30 day late on any of my accounts, ever.

Monthly net income: $~5000
Monthly expenses: $
Housing: $~2200
Insurance: $
Car expenses: $about to be zero, have 3 cars, 2 paid off, selling the one with a lien
Utilities: $
Phone, cable, internet: $~300 total, but ~$60 for internet is reimbursed by my employer since I work from home
Food, entertainment: $minimal, cook at home mostly, rarely go out with a 2 yr old son
Clothing, household expenses: $very minimal, I have bought clothes in years, nearly anything we buy comes from thrift stores or garage sales
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885424
This series of Notes was issued and sold upon the funding of the borrower loan #101215, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.74%	Listing Start date:	Sep-01-2013
Term:	36 months			Listing End date:	Sep-01-2013

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 25.01%	Monthly payment:	$377.98

Lender servicing fee:	1.00%	Effective Yield*:	18.73%
		Estimated return*:	9.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1986	Debt/Income ratio:	41%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	19y 7m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46,316	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	upbeat-dime0	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off credit cards

My financial situation:
I am a good candidate for this loan because...I am trying to consolidate some bills and get them paid off.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885454
This series of Notes was issued and sold upon the funding of the borrower loan #101167, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.74%	Listing Start date:	Sep-01-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 9.33%	Monthly payment:	$626.64

Lender servicing fee:	1.00%	Effective Yield*:	6.84%
		Estimated return*:	5.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	May-1995	Debt/Income ratio:	17%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$32,764	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	omahahusker	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	30 ( 100% )	740-759 (Latest)
Principal borrowed:	$28,500.00	< 31 days late:	0 ( 0% )	720-739 (Sep-2012) 780-799 (Nov-2011) 720-739 (Aug-2008)
Principal balance:	$10,055.29	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
Debt consolidation
Purpose of loan:
Payoff current Prosper loan at a lower rate and consolidate high interest credit cards into one lower interest loan.

My financial situation:
I am a good candidate for this loan because...
I have had multiple loans with Prosper and paid them all of early. I am currently a year ahead of schedule on my current Prosper loan. This loan is only three years so I will still have it paid off on the same schedule as my current Prosper loan. I also have a great job with a solid company and just received a nice increase last month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885456
This series of Notes was issued and sold upon the funding of the borrower loan #100817, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$77.13

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-1991	Debt/Income ratio:	32%
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 15	Length of status:	18y 3m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,418	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	flow648	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885582
This series of Notes was issued and sold upon the funding of the borrower loan #100446, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$7,500.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.24%	Listing Start date:	Sep-02-2013
Term:	60 months			Listing End date:	Sep-02-2013

Lender yield:	17.74%	Borrower rate/APR:	18.74% / 21.16%	Monthly payment:	$193.48

Lender servicing fee:	1.00%	Effective Yield*:	16.68%
		Estimated return*:	10.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-2004	Debt/Income ratio:	19%
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	12y 4m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,940	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	unforgettable-silver2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	680-699 (Jan-2013)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	2
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885602
This series of Notes was issued and sold upon the funding of the borrower loan #101107, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	12.75%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	26.12%	Borrower rate/APR:	27.12% / 31.03%	Monthly payment:	$81.78

Lender servicing fee:	1.00%	Effective Yield*:	23.82%
		Estimated return*:	11.07%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1989	Debt/Income ratio:	9%
Credit score:	620-639 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	8y 3m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$85,247	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	worldly-commerce013	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 91% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	1 ( 9% )	700-719 (Sep-2012)
Principal balance:	$3,008.30	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Other
Purpose of loan: home improvement
This loan will be used to...

My financial situation: good
I am a good candidate for this loan because...I have borrowed before from prosper and have responsibly paid my previous plan on time.

Monthly net income: $6000
Monthly expenses: $
Housing: $1200 per month
Insurance: $
Car expenses: $none (both autos paid for)
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885704
This series of Notes was issued and sold upon the funding of the borrower loan #100808, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.49%	Listing Start date:	Sep-02-2013
Term:	60 months			Listing End date:	Sep-02-2013

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 23.46%	Monthly payment:	$270.48

Lender servicing fee:	1.00%	Effective Yield*:	18.64%
		Estimated return*:	11.15%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2001	Debt/Income ratio:	57%
Credit score:	680-699 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	5y 8m
Amount delinquent:	$16,347	Total credit lines:	17	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,956	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	No
Screen name:	shiny-peace348	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2,880
Monthly expenses: $2,000
Housing: $0
Insurance: $80.00
Car expenses: $700
Utilities: 150
Phone, cable, internet: 150
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: 300
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885798
This series of Notes was issued and sold upon the funding of the borrower loan #101104, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.25%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	26.86%	Borrower rate/APR:	27.86% / 31.79%	Monthly payment:	$165.15

Lender servicing fee:	1.00%	Effective Yield*:	24.47%
		Estimated return*:	11.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-1983	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,900	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	tony-the-tiger	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Med Student Improving Credit Score
Purpose of loan:

This loan will be used to pay down some balances on my current accounts (always paid on time/early) in order to improve my credit profile before finishing medical school. All of these accounts have lower interest rates than this loan, but decreasing my credit utilization for the time-being is worth the cost in my particular situation.

My financial situation:

I am a good candidate for this loan because I have a good credit history. Also, my financial prospects are reliable as a physician-in-training. I have plenty of personal motivation for wanting to improve my credit profile/score. Currently I receive support from the school and my family for all post-secondary educational expenses, as well as for expenses related to my education, basic living, and basic necessities. I am responsible for all other discretionary spending (including clothing and other shopping), expenses related to my dog, entertainment, travel (both for medical conferences and pleasure), and things of that nature.

My incoming cash flow, while it is primarily (non-taxable) ACH deposits and automated incoming transfers from my family, is insufficient for Prosper's verification policies. My credit history, clear of any delinquencies, late payments, or anything of that nature can support the fact that I intend to improve my credit with this short-term loan (as a stepping stone to a more desirable debt consolidation plan).

I have no student debt from my undergraduate years, no other installment loans, no car payments, and no mortgage. I have some medical student debt (well below average), but it is low interest and won't have to start being paid back during this loan period; though I will start paying off those loans early if I find a way to do so.

I am more than willing to answer questions and provide additional information to lenders seriously considering bidding on my listing.

Monthly Net Income (average over past 12 months and YTD): >$5000
Monthly Net Income (exclusively from ACH deposits, average over past 12 months and YTD): $3750
Monthly Expenses (approximation including debt obligations): $2500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885858
This series of Notes was issued and sold upon the funding of the borrower loan #101018, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.75%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	23.19%	Borrower rate/APR:	24.19% / 28.03%	Monthly payment:	$157.33

Lender servicing fee:	1.00%	Effective Yield*:	21.26%
		Estimated return*:	10.51%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jan-1990	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,240	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	friendly-benjamins310	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...Keep paying my bills on time till I can get my bank accounts on a even keel.

My financial situation: Serious
I am a good candidate for this loan because...Have a new good paying job.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885892
This series of Notes was issued and sold upon the funding of the borrower loan #101455, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.25%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$317.74

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1984	Debt/Income ratio:	34%
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,555	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	successful-velocity8	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (Aug-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate high interest credit cards.

My financial situation:
I am a good candidate for this loan because I am a loyal and long-time employee of my company with recognized growth potential. I am committed to paying off debt in a very timely manner and have established personal goals to do so.

Monthly net income: $4000
Monthly expenses: $100
Housing: $1608
Insurance: $98
Car expenses: $445
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $900
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886008
This series of Notes was issued and sold upon the funding of the borrower loan #100844, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	15.75%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$172.76

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-1990	Debt/Income ratio:	66%
Credit score:	780-799 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	8y 7m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$36,587	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	commitment-delight5	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886014
This series of Notes was issued and sold upon the funding of the borrower loan #100967, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	Sep-03-2013
Term:	60 months			Listing End date:	Sep-03-2013

Lender yield:	23.32%	Borrower rate/APR:	24.32% / 26.88%	Monthly payment:	$115.82

Lender servicing fee:	1.00%	Effective Yield*:	21.48%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-1999	Debt/Income ratio:	37%
Credit score:	740-759 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 12	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,238	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	order-conga9	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate credit card debts.

Monthly net income: $ 4,000
Monthly expenses:
Housing: $688
Insurance: $121
Car expenses: $500
Utilities: $180
Phone, cable, internet: $100
Food, entertainment: $250
Clothing, household expenses: $
Credit cards and other loans: $700
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886026
This series of Notes was issued and sold upon the funding of the borrower loan #101188, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.25%	Listing Start date:	Sep-03-2013
Term:	60 months			Listing End date:	Sep-03-2013

Lender yield:	25.72%	Borrower rate/APR:	26.72% / 29.34%	Monthly payment:	$242.95

Lender servicing fee:	1.00%	Effective Yield*:	23.55%
		Estimated return*:	12.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-1999	Debt/Income ratio:	10%
Credit score:	700-719 (Sep-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	40y 1m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	2/ 3	Revolving credit balance:	$410	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	37	Bankcard utilization:	41%
		Homeownership:	Yes
Screen name:	commerce-galaxy479	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan: home improvement
This loan will be used to...new roof.. payoff any small bills

My financial situation:
I am a good candidate for this loan because...I have had a bankruptcy.. but have been perfect in my credit since...all the factors from before are gone.. will payoff car(approx. 370.)and credit card (approx. 300.)

Monthly net income: $3485.00
Monthly expenses: $
Housing: $1247.00
Insurance: $0
Car expenses: $250.00
Utilities: $225.00
Phone, cable, internet: $150.00
Food, entertainment: $300.00
Clothing, household expenses: $100.00
Credit cards and other loans: $25.00
Other expenses: $60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886138
This series of Notes was issued and sold upon the funding of the borrower loan #100362, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$6,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.99%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	9.89%	Borrower rate/APR:	10.89% / 13.70%	Monthly payment:	$196.12

Lender servicing fee:	1.00%	Effective Yield*:	9.56%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1981	Debt/Income ratio:	20%
Credit score:	800-819 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 21	Length of status:	31y 10m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,672	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	affluence-amigo0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886156
This series of Notes was issued and sold upon the funding of the borrower loan #100287, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	12.25%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	25.39%	Borrower rate/APR:	26.39% / 30.29%	Monthly payment:	$161.99

Lender servicing fee:	1.00%	Effective Yield*:	23.18%
		Estimated return*:	10.93%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1999	Debt/Income ratio:	38%
Credit score:	600-619 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 14	Length of status:	13y 1m
Amount delinquent:	$110	Total credit lines:	38	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,100	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	Banks	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	85 ( 100% )	600-619 (Latest)
Principal borrowed:	$35,000.00	< 31 days late:	0 ( 0% )	600-619 (Jan-2012) 680-699 (Dec-2009) 620-639 (Apr-2008) 620-639 (Mar-2008)
Principal balance:	$5,638.93	31+ days late:	0 ( 0% )
Total payments billed:	85
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886192
This series of Notes was issued and sold upon the funding of the borrower loan #100826, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$13,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.24%	Listing Start date:	Sep-02-2013
Term:	60 months			Listing End date:	Sep-02-2013

Lender yield:	13.19%	Borrower rate/APR:	14.19% / 16.50%	Monthly payment:	$303.77

Lender servicing fee:	1.00%	Effective Yield*:	12.60%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Dec-1987	Debt/Income ratio:	22%
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 9	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,583	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	euro-prairie3	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	700-719 (Jun-2012)
Principal balance:	$6,040.91	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off existing prosper loan and pay off past due medical bills and a high interest credit card.

My financial situation:
I am a good candidate for this loan because...I have had a perfect payment history monthly on my existing Prosper loan.

Monthly net income: $5300
Monthly expenses: $
Housing: $1,000
Insurance: $450
Car expenses: $850
Utilities: $300
Phone, cable, internet: $250
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $350
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886370
This series of Notes was issued and sold upon the funding of the borrower loan #101464, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.75%	Listing Start date:	Sep-03-2013
Term:	60 months			Listing End date:	Sep-03-2013

Lender yield:	24.79%	Borrower rate/APR:	25.79% / 28.39%	Monthly payment:	$298.16

Lender servicing fee:	1.00%	Effective Yield*:	22.74%
		Estimated return*:	11.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-1994	Debt/Income ratio:	24%
Credit score:	680-699 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$83	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	bill-ballet0	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886466
This series of Notes was issued and sold upon the funding of the borrower loan #101428, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.99%	Listing Start date:	Sep-06-2013
Term:	36 months			Listing End date:	Sep-06-2013

Lender yield:	19.19%	Borrower rate/APR:	20.19% / 23.94%	Monthly payment:	$74.52

Lender servicing fee:	1.00%	Effective Yield*:	17.83%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1999	Debt/Income ratio:	12%
Credit score:	700-719 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,991	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	openness-banshee40	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886484
This series of Notes was issued and sold upon the funding of the borrower loan #100739, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.25%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$155.80

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-2003	Debt/Income ratio:	29%
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,654	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	bill-igniter6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: to pay off credit cards bills
This loan will be used to...pay off credit cards bills

My financial situation: Capital one bank
I am a good candidate for this loan because...i make my payments on time and very reliable.

Monthly net income: $3,000
Monthly expenses: $1500
Housing: $1190
Insurance: $0
Car expenses: $0
Utilities: $40
Phone, cable, internet: $60
Food, entertainment: $40
Clothing, household expenses: $0
Credit cards and other loans: $600
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886580
This series of Notes was issued and sold upon the funding of the borrower loan #100557, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$7,800.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.24%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	14.59%	Borrower rate/APR:	15.59% / 19.24%	Monthly payment:	$272.65

Lender servicing fee:	1.00%	Effective Yield*:	13.82%
		Estimated return*:	8.58%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2005	Debt/Income ratio:	11%
Credit score:	680-699 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 18	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,788	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	gain-spinner8	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to a develop a small business.

My financial situation:
I am a good candidate for this loan because I manage both finances, work, and graduate school while pursuing a small business

Monthly net income: $3840.00
Monthly expenses: $3423.34
Housing: $1499
Insurance: $124.58
Car expenses: $0
Utilities: $0
Phone, cable, internet: $403.12
Food, entertainment: $200
Clothing, household expenses: $250
Credit cards and other loans: $946.64
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886582
This series of Notes was issued and sold upon the funding of the borrower loan #101317, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,500.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.99%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	15.79%	Borrower rate/APR:	16.79% / 20.46%	Monthly payment:	$444.35

Lender servicing fee:	1.00%	Effective Yield*:	14.87%
		Estimated return*:	8.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1982	Debt/Income ratio:	25%
Credit score:	680-699 (Sep-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	7y 5m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$69,334	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	horsesense	Borrower's state:	Colorado	Borrower's group:	Christian Opportunities
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	57 ( 100% )	680-699 (Latest)
Principal borrowed:	$29,500.00	< 31 days late:	0 ( 0% )	760-779 (Sep-2011) 620-639 (Apr-2006)
Principal balance:	$9,881.99	31+ days late:	0 ( 0% )
Total payments billed:	57
Description
Wedding Loans
Wedding Loan: We only have the one daughter, so won't be back for this purpose, but we are so very happy to help her with the wedding.

My income has increased substantially since my last Prosper loan, so repayment will not be an issue.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886788
This series of Notes was issued and sold upon the funding of the borrower loan #100500, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	Sep-04-2013
Term:	60 months			Listing End date:	Sep-04-2013

Lender yield:	23.32%	Borrower rate/APR:	24.32% / 26.88%	Monthly payment:	$289.54

Lender servicing fee:	1.00%	Effective Yield*:	21.48%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1994	Debt/Income ratio:	27%
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	7y 3m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$47,522	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	horse29	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $5000
Monthly expenses: $
Housing: $1030
Insurance: $193
Car expenses: $500
Utilities: $175
Phone, cable, internet: $300
Food, entertainment: $100
Clothing, household expenses: $
Credit cards and other loans: $453
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886792
This series of Notes was issued and sold upon the funding of the borrower loan #101434, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-05-2013

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$673.78

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1996	Debt/Income ratio:	19%
Credit score:	740-759 (Sep-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	14y 7m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,413	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	repayment-attraction148	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886796
This series of Notes was issued and sold upon the funding of the borrower loan #100802, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	Sep-04-2013
Term:	60 months			Listing End date:	Sep-04-2013

Lender yield:	14.19%	Borrower rate/APR:	15.19% / 17.52%	Monthly payment:	$286.68

Lender servicing fee:	1.00%	Effective Yield*:	13.50%
		Estimated return*:	8.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1995	Debt/Income ratio:	32%
Credit score:	760-779 (Sep-2013)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	26 / 23	Length of status:	21y 7m
Amount delinquent:	$0	Total credit lines:	78	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,818	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	Yes
Screen name:	kindness-dancer4	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	15 ( 100% )	760-779 (Latest)
Principal borrowed:	$21,000.00	< 31 days late:	0 ( 0% )	800-819 (Feb-2013) 820-839 (Mar-2012)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate couple credit cards debt.

My financial situation:
I am a good candidate for this loan because I always paid on time and financially stable

Monthly net income: $7,500
Monthly expenses: $500
Housing: $2.030
Insurance: $100
Car expenses: $333
Utilities: $100
Phone, cable, internet: $80
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886824
This series of Notes was issued and sold upon the funding of the borrower loan #100748, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.75%	Listing Start date:	Sep-04-2013
Term:	60 months			Listing End date:	Sep-04-2013

Lender yield:	28.69%	Borrower rate/APR:	29.69% / 32.39%	Monthly payment:	$128.65

Lender servicing fee:	1.00%	Effective Yield*:	26.12%
		Estimated return*:	12.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1989	Debt/Income ratio:	37%
Credit score:	640-659 (Sep-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	9	Current / open credit lines:	15 / 13	Length of status:	24y 3m
Amount delinquent:	$17,316	Total credit lines:	41	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,089	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	35	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	lively-deal8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	61 ( 100% )	640-659 (Latest)
Principal borrowed:	$9,350.00	< 31 days late:	0 ( 0% )	700-719 (Apr-2011) 720-739 (Oct-2010) 740-759 (Sep-2010)
Principal balance:	$2,531.45	31+ days late:	0 ( 0% )
Total payments billed:	61
Description
Debt consolidation
Purpose of loan: Chip Away at my high interest debt
This loan will be used to...I will payoff some very high interest debt I had to take on to help support 3 elderly parents and it is killing me

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886862
This series of Notes was issued and sold upon the funding of the borrower loan #100937, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.74%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	11.49%	Borrower rate/APR:	12.49% / 15.32%	Monthly payment:	$501.73

Lender servicing fee:	1.00%	Effective Yield*:	11.02%
		Estimated return*:	7.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1997	Debt/Income ratio:	30%
Credit score:	740-759 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	9y 11m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,064	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	credit-mushroom286	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate debt into lower interest rate and pay off faster

My financial situation:
I am a good candidate for this loan because...
I work 2 jobs and have history of making all loan payments on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886990
This series of Notes was issued and sold upon the funding of the borrower loan #100494, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.25%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	26.86%	Borrower rate/APR:	27.86% / 31.79%	Monthly payment:	$82.58

Lender servicing fee:	1.00%	Effective Yield*:	24.47%
		Estimated return*:	11.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-2001	Debt/Income ratio:	26%
Credit score:	620-639 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	10y 5m
Amount delinquent:	$606	Total credit lines:	12	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$518	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Bankcard utilization:	73%
		Homeownership:	No
Screen name:	Empireweddings	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	59 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,100.00	< 31 days late:	0 ( 0% )	620-639 (Jul-2011) 560-579 (Jan-2008)
Principal balance:	$995.90	31+ days late:	0 ( 0% )
Total payments billed:	59
Description
Loan to pay off Wedding Expenses
Purpose of loan: To pay off our remaining wedding expenses for our upcoming wedding in the next month, including the photographer and wedding bands. We are getting married at the end of September and some unexpected costs have popped up. This loan would help me pay off the vendors as needed. This will be my 3rd successful Prosper Loan!

My financial situation:
I am a good candidate for this loan because I have two sources of income. I have a full time job at a company I have been with for many years now. I also co-own a DJ business where I DJ on weekends.

Monthly net income: $3600
Monthly expenses: $1200
Housing: $600
Insurance: $60
Car expenses: $170
Utilities: N/A
Phone, cable, internet: $80
Credit cards and other loans: $30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887116
This series of Notes was issued and sold upon the funding of the borrower loan #100985, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.24%	Listing Start date:	Sep-04-2013
Term:	60 months			Listing End date:	Sep-04-2013

Lender yield:	8.49%	Borrower rate/APR:	9.49% / 11.70%	Monthly payment:	$314.95

Lender servicing fee:	1.00%	Effective Yield*:	8.27%
		Estimated return*:	6.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1994	Debt/Income ratio:	33%
Credit score:	740-759 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	6y 8m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,765	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	blackbear	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	43 ( 100% )	740-759 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	660-679 (Aug-2011) 620-639 (May-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	43
Description
never missed a payment
Purpose of loan:
This loan will be used to..pay off higher interest credit cards, and an installment loan.

My financial situation:
I am a good candidate for this loan because...I have a steady income, own a home, have no missed or late payments. I have also been a lender on prosper
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887194
This series of Notes was issued and sold upon the funding of the borrower loan #100925, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.25%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	26.86%	Borrower rate/APR:	27.86% / 31.79%	Monthly payment:	$165.15

Lender servicing fee:	1.00%	Effective Yield*:	24.47%
		Estimated return*:	11.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,308	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	cozy-payment367	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887262
This series of Notes was issued and sold upon the funding of the borrower loan #100509, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$11,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.74%	Listing Start date:	Sep-04-2013
Term:	60 months			Listing End date:	Sep-04-2013

Lender yield:	18.84%	Borrower rate/APR:	19.84% / 22.28%	Monthly payment:	$290.45

Lender servicing fee:	1.00%	Effective Yield*:	17.65%
		Estimated return*:	10.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2000	Debt/Income ratio:	32%
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,154	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	Baltija11	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	660-679 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	760-779 (Feb-2013) 540-559 (Feb-2008)
Principal balance:	$5,187.35	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt consolidation
Purpose of loan: to pay off my high interest credit card

My financial situation: Stable. I am a good candidate for this loan because I have a good and stable job as a senior tax accountant in a publicly traded corporation. I am very responsible when it comes to money. I have never missed or been late on any of my payments, and how no deliquencies on my credit report

Monthly net income: $4,000 Monthly expenses: $3,210
Housing: $1,680
Insurance: $80
Car expenses: $100
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $550
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887280
This series of Notes was issued and sold upon the funding of the borrower loan #101326, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.25%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$152.74

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1996	Debt/Income ratio:	18%
Credit score:	700-719 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,124	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	blue-impartial-velocity	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to make necessary improvements and repairs to my home which was built in 2001.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887618
This series of Notes was issued and sold upon the funding of the borrower loan #101407, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$5,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.24%	Listing Start date:	Sep-05-2013
Term:	36 months			Listing End date:	Sep-05-2013

Lender yield:	5.99%	Borrower rate/APR:	6.99% / 8.33%	Monthly payment:	$154.36

Lender servicing fee:	1.00%	Effective Yield*:	5.90%
		Estimated return*:	4.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1993	Debt/Income ratio:	13%
Credit score:	800-819 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,969	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	etnies451	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	37 ( 97% )	800-819 (Latest)
Principal borrowed:	$13,500.00	< 31 days late:	1 ( 3% )	720-739 (May-2011) 720-739 (Sep-2010) 740-759 (Dec-2009) 700-719 (Jun-2008)
Principal balance:	$0.08	31+ days late:	0 ( 0% )
Total payments billed:	38
Description
Debt consolidation
Purpose of loan: Credit Card Debt Consolidation
This loan will be used to...Payoff a Credit Card with High Interest....either they get it the interest or YOU DO!

My financial situation: Is Excellent. I own my home with equity, and am a partner in a debt free business
I am a good candidate for this loan because...I pay all my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887688
This series of Notes was issued and sold upon the funding of the borrower loan #100503, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.99%	Listing Start date:	Sep-05-2013
Term:	60 months			Listing End date:	Sep-05-2013

Lender yield:	22.19%	Borrower rate/APR:	23.19% / 25.72%	Monthly payment:	$283.00

Lender servicing fee:	1.00%	Effective Yield*:	20.51%
		Estimated return*:	11.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	12y 7m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$60,916	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	No
Screen name:	dollar-quark1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	740-759 (Jul-2012)
Principal balance:	$13,285.75	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate loans

My financial situation:
I am a good candidate for this loan because I am never late on payments and I have steady high income that allows me to pay all of my bills on time.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 888052
This series of Notes was issued and sold upon the funding of the borrower loan #100653, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.75%	Listing Start date:	Sep-05-2013
Term:	36 months			Listing End date:	Sep-05-2013

Lender yield:	24.66%	Borrower rate/APR:	25.66% / 29.54%	Monthly payment:	$160.44

Lender servicing fee:	1.00%	Effective Yield*:	22.54%
		Estimated return*:	10.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,779	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	momentous-auction9	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	700-719 (Sep-2012) 720-739 (Jul-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Business
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 888136
This series of Notes was issued and sold upon the funding of the borrower loan #101335, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,350.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.99%	Listing Start date:	Sep-05-2013
Term:	36 months			Listing End date:	Sep-05-2013

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 9.84%	Monthly payment:	$74.17

Lender servicing fee:	1.00%	Effective Yield*:	7.31%
		Estimated return*:	5.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jun-2001	Debt/Income ratio:	20%
Credit score:	740-759 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,187	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	Jbalexan	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	89 ( 100% )	740-759 (Latest)
Principal borrowed:	$6,750.00	< 31 days late:	0 ( 0% )	740-759 (Dec-2011) 680-699 (Feb-2010) 620-639 (Jan-2008)
Principal balance:	$1,296.78	31+ days late:	0 ( 0% )
Total payments billed:	89
Description
Final Credit Card payoff
Purpose of loan:
This loan will be used to payoff my last credit card balance.

My financial situation:
I am a good candidate for this loan because I have had continued employment since 1999. I have excellent credit. I have a history of paying back prosper loans. My debt to income ratio is extremely low. This is loan will be my final step to having no credit card debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 888208
This series of Notes was issued and sold upon the funding of the borrower loan #100862, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.74%	Listing Start date:	Sep-05-2013
Term:	60 months			Listing End date:	Sep-05-2013

Lender yield:	18.84%	Borrower rate/APR:	19.84% / 22.28%	Monthly payment:	$105.62

Lender servicing fee:	1.00%	Effective Yield*:	17.65%
		Estimated return*:	10.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-2002	Debt/Income ratio:	35%
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 7	Length of status:	12y 5m
Amount delinquent:	$936	Total credit lines:	22	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,903	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	willgerm	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 4	On-time:	96 ( 100% )	660-679 (Latest)
Principal borrowed:	$23,000.00	< 31 days late:	0 ( 0% )	660-679 (Nov-2012) 680-699 (Aug-2010) 640-659 (Oct-2009) 640-659 (Sep-2009)
Principal balance:	$8,653.10	31+ days late:	0 ( 0% )
Total payments billed:	96
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off my older closed accounts, and consolidate some smaller bills. My goal is to continue to raise my credit score, and maintain my great pay history.

My financial situation:
I am a good candidate for this loan because I have stable reliable employment in the medical field, i am currently enrolled in classes for career advancement, and have great history with Prosper...

Monthly net income: $1600
Monthly expenses:
Housing: $360
Insurance: $125
Car expenses: $120
Utilities: $135
Phone, cable, internet: $85
Food, entertainment: $180
Clothing, household expenses: $85
Credit cards and other loans: $450
Other expenses: $20
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 888814
This series of Notes was issued and sold upon the funding of the borrower loan #101410, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	Sep-05-2013
Term:	36 months			Listing End date:	Sep-05-2013

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$168.45

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1995	Debt/Income ratio:	11%
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	2 / 2	Length of status:	14y 7m
Amount delinquent:	$5,456	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$486	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	22	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	social-doctor7	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Home improvement
Purpose of loan:
This loan will be used to...Bought a house on Land Contract and need to fix the foundation amoung other things before winter.

My financial situation:
I am a good candidate for this loan because...I have taken a loan from Prosper previously and have always paid on time and don't foresee any issues in the future. I have had the same stable job for the past 13yrs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 814493
This series of Notes was issued and sold upon the funding of the borrower loan #100260, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$21,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	Aug-24-2013
Term:	36 months			Listing End date:	Aug-24-2013

Lender yield:	13.59%	Borrower rate/APR:	14.59% / 18.21%	Monthly payment:	$723.76

Lender servicing fee:	1.00%	Effective Yield*:	12.92%
		Estimated return*:	8.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1993	Debt/Income ratio:	21%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	13	Current / open credit lines:	7 / 7	Length of status:	0y 3m
Amount delinquent:	$130,093	Total credit lines:	44	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$2,678	Stated income:	$100,000+
Delinquencies in last 7y:	29	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	resplendent-affluence182	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	660-679 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	660-679 (Jul-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Business
Purpose of loan:
This loan will be used to obtain supplies / salt for the upcoming winter early and at a discounted rate.

My financial situation:
I am a good candidate for this loan because I have successfully completed a Prosper loan already.

Monthly net income: $11000
Monthly expenses: $
Housing: $1200
Insurance: $125
Car expenses: $0
Utilities: $200
Phone, cable, internet: $400
Food, entertainment: $100
Clothing, household expenses: $200
Credit cards and other loans: $0
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 821787
This series of Notes was issued and sold upon the funding of the borrower loan #100269, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.25%	Listing Start date:	Aug-31-2013
Term:	60 months			Listing End date:	Aug-31-2013

Lender yield:	22.59%	Borrower rate/APR:	23.59% / 26.13%	Monthly payment:	$57.06

Lender servicing fee:	1.00%	Effective Yield*:	20.85%
		Estimated return*:	11.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1996	Debt/Income ratio:	9%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	10y 4m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$782	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	bold-reward-gravity	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	21 ( 100% )	640-659 (Latest)
Principal borrowed:	$11,000.00	< 31 days late:	0 ( 0% )	640-659 (Sep-2012) 640-659 (May-2012) 640-659 (Feb-2012) 600-619 (Apr-2011)
Principal balance:	$3,509.79	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Debt consolidation
Purpose of loan:
This loan will be used to...help my son with collage debt.

My financial situation:
I am a good candidate for this loan because...I have paid my other loans on time .

Monthly net income: $3,000
Monthly expenses: $700
Housing: $520
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 822407
This series of Notes was issued and sold upon the funding of the borrower loan #101284, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$17,500.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	Aug-25-2013
Term:	36 months			Listing End date:	Aug-28-2013

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$589.56

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1989	Debt/Income ratio:	21%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	11 / 11	Length of status:	40y 10m
Amount delinquent:	$22,929	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,596	Stated income:	$100,000+
Delinquencies in last 7y:	14	Bankcard utilization:	55%
		Homeownership:	Yes
Screen name:	balanced-market5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off high interest rate credit cards

My financial situation:
I am a good candidate for this loan because...I have a secure job and even though a lower credit score I pay my bills on time and this with be an additioanl step to lower my debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 825385
This series of Notes was issued and sold upon the funding of the borrower loan #100455, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	14.25%	Listing Start date:	Sep-03-2013
Term:	60 months			Listing End date:	Sep-03-2013

Lender yield:	29.32%	Borrower rate/APR:	30.32% / 33.04%	Monthly payment:	$130.20

Lender servicing fee:	1.00%	Effective Yield*:	26.67%
		Estimated return*:	12.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1994	Debt/Income ratio:	26%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 21	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,422	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	the-investment-armada	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate debt

My financial situation:
I am a good candidate for this loan because...I have never been late on a payment and have a high annual income.

Monthly net income: $9500
Monthly expenses: $3000
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 830093
This series of Notes was issued and sold upon the funding of the borrower loan #101131, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.24%	Listing Start date:	Sep-01-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	5.99%	Borrower rate/APR:	6.99% / 8.33%	Monthly payment:	$370.47

Lender servicing fee:	1.00%	Effective Yield*:	5.90%
		Estimated return*:	4.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jan-1999	Debt/Income ratio:	25%
Credit score:	780-799 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 13	Length of status:	16y 3m
Amount delinquent:	$0	Total credit lines:	64	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,817	Stated income:	$100,000+
Delinquencies in last 7y:	11	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	LuckyBrownDog	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	8 ( 100% )	780-799 (Latest)
Principal borrowed:	$31,000.00	< 31 days late:	0 ( 0% )	700-719 (Oct-2012) 720-739 (Jan-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off a higher interest vehicle loan and a credit card that I have recently used for home renovation.

My financial situation:
This loan will be my only debt, with the exception of my mortgage and a 0% vehicle loan. My income is good and DTI is low. This will be my third prosper loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 830121
This series of Notes was issued and sold upon the funding of the borrower loan #101467, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$35,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.74%	Listing Start date:	Aug-28-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	11.49%	Borrower rate/APR:	12.49% / 15.32%	Monthly payment:	$1,170.71

Lender servicing fee:	1.00%	Effective Yield*:	11.02%
		Estimated return*:	7.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2002	Debt/Income ratio:	23%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,599	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	No
Screen name:	value-missile2	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off educational loan and credit card debt to allow for earlier payoffs and lower interest rates.

My financial situation:
I am a good candidate for this loan because I have record of paying all of my bills on time and sometimes acquiring $0 balance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 850601
This series of Notes was issued and sold upon the funding of the borrower loan #101122, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Aug-29-2013

Lender yield:	13.59%	Borrower rate/APR:	14.59% / 18.21%	Monthly payment:	$516.97

Lender servicing fee:	1.00%	Effective Yield*:	12.92%
		Estimated return*:	8.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1993	Debt/Income ratio:	28%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	14y 0m
Amount delinquent:	$0	Total credit lines:	70	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$34,359	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	orange-penny-medalist	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off a credit card that has a very high balance and monthly payment. This loan will allow mw to close the account and and pay off the balance in less time with a lower monthly payment.

My financial situation:
I am a good candidate for this loan because I have good credit and have never been late on any payments. I have a great job that is very stable and I am financially sound.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851923
This series of Notes was issued and sold upon the funding of the borrower loan #100554, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.74%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 25.01%	Monthly payment:	$377.98

Lender servicing fee:	1.00%	Effective Yield*:	18.73%
		Estimated return*:	9.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-2004	Debt/Income ratio:	12%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,184	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	ultimate-duty247	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring Financing
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852483
This series of Notes was issued and sold upon the funding of the borrower loan #100856, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	14.25%	Listing Start date:	Sep-05-2013
Term:	60 months			Listing End date:	Sep-05-2013

Lender yield:	29.32%	Borrower rate/APR:	30.32% / 33.04%	Monthly payment:	$65.10

Lender servicing fee:	1.00%	Effective Yield*:	26.67%
		Estimated return*:	12.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1989	Debt/Income ratio:	32%
Credit score:	620-639 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	25 / 24	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,391	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	note-catalyst9	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	700-719 (Aug-2012)
Principal balance:	$2,539.02	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 858707
This series of Notes was issued and sold upon the funding of the borrower loan #100883, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.99%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	9.89%	Borrower rate/APR:	10.89% / 13.70%	Monthly payment:	$392.24

Lender servicing fee:	1.00%	Effective Yield*:	9.56%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-2000	Debt/Income ratio:	26%
Credit score:	800-819 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	6y 8m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$45,093	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	money-pinnacle83	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to paid off high interest Credit cards.

My financial situation:
I am a good candidate for this loan because stable job with a good income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 862045
This series of Notes was issued and sold upon the funding of the borrower loan #100278, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$35,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	Aug-28-2013
Term:	60 months			Listing End date:	Sep-01-2013

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$802.46

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1999	Debt/Income ratio:	20%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$122,712	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	caring-pound23	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate some outstanding credit card debt and to provide a little cushion for when my wife enters the unpaid portion of her maternity leave.

My financial situation:
I am a good candidate for this loan because both my wife and I have stable well paying jobs and the credit card debt we accrued was due to the expenses of keeping a condo and then selling it for a major loss.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 865813
This series of Notes was issued and sold upon the funding of the borrower loan #100410, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$16,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.24%	Listing Start date:	Aug-28-2013
Term:	60 months			Listing End date:	Sep-03-2013

Lender yield:	8.49%	Borrower rate/APR:	9.49% / 11.70%	Monthly payment:	$335.95

Lender servicing fee:	1.00%	Effective Yield*:	8.27%
		Estimated return*:	6.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-1991	Debt/Income ratio:	16%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	18 / 17	Length of status:	1y 7m
Amount delinquent:	$68	Total credit lines:	46	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,714	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	Yes
Screen name:	loot-judo8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 872263
This series of Notes was issued and sold upon the funding of the borrower loan #101048, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$11,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.99%	Listing Start date:	Aug-23-2013
Term:	60 months			Listing End date:	Aug-30-2013

Lender yield:	7.69%	Borrower rate/APR:	8.69% / 10.88%	Monthly payment:	$236.99

Lender servicing fee:	1.00%	Effective Yield*:	7.51%
		Estimated return*:	5.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1989	Debt/Income ratio:	27%
Credit score:	780-799 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 18	Length of status:	7y 10m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,162	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	newest-money-trader	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... pay off two higher credit cards.

My financial situation:
I am a good candidate for this loan because...I am a very responsible person and I pay my bills on time and have never been in default on any of my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 872389
This series of Notes was issued and sold upon the funding of the borrower loan #100691, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	Aug-19-2013
Term:	60 months			Listing End date:	Aug-26-2013

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$343.91

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1980	Debt/Income ratio:	27%
Credit score:	720-739 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	2	Current / open credit lines:	7 / 6	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$41,846	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	careful-coin87	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay down creditcards

My financial situation: retired
I am a good candidate for this loan because...kids are grown,no need for high intrest-rates,want to increase credit rating
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 872487
This series of Notes was issued and sold upon the funding of the borrower loan #100425, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.99%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	9.89%	Borrower rate/APR:	10.89% / 13.70%	Monthly payment:	$392.24

Lender servicing fee:	1.00%	Effective Yield*:	9.56%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1988	Debt/Income ratio:	11%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	1y 9m
Amount delinquent:	$7,595	Total credit lines:	33	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,433	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	sublime-auction267	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate debt and make home improvements

My financial situation:
I am a good candidate for this loan because...I am a homeowner with high equity and can draw funds on that equity if needed. The delinquency has been settled. I have documentation.
The payments on this loan will be less than the monthly payments I presently make.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 873327
This series of Notes was issued and sold upon the funding of the borrower loan #100892, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.99%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	20.59%	Borrower rate/APR:	21.59% / 25.37%	Monthly payment:	$379.79

Lender servicing fee:	1.00%	Effective Yield*:	19.03%
		Estimated return*:	10.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1994	Debt/Income ratio:	45%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,055	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	camaraderi-awakening	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	28 ( 97% )	680-699 (Latest)
Principal borrowed:	$22,500.00	< 31 days late:	1 ( 3% )	660-679 (Sep-2012) 740-759 (Feb-2011)
Principal balance:	$13,337.85	31+ days late:	0 ( 0% )
Total payments billed:	29
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Debt Consolication
My financial situation:
I am a good candidate for this loan because...
I always pay my bills.

Monthly net income: $3850.00
Monthly expenses: $285
Housing: $584
Insurance: $120
Car expenses: $369
Utilities: $225
Phone, cable, internet: $300
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $680
Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 873741
This series of Notes was issued and sold upon the funding of the borrower loan #101038, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.49%	Listing Start date:	Aug-26-2013
Term:	60 months			Listing End date:	Aug-26-2013

Lender yield:	21.59%	Borrower rate/APR:	22.59% / 25.10%	Monthly payment:	$419.33

Lender servicing fee:	1.00%	Effective Yield*:	20.01%
		Estimated return*:	11.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2003	Debt/Income ratio:	41%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,598	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	ddw2kds	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	64 ( 100% )	640-659 (Latest)
Principal borrowed:	$25,500.00	< 31 days late:	0 ( 0% )	660-679 (Aug-2011) 700-719 (Oct-2010) 700-719 (Jun-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	64
Description
Proven Previous Borrower
The purpose of this loan is to consolidate some of my debts into one.

This loan will be used to 1) pay off the remaining balance on my personal vehicle and 2) to pay off my 2 last credit cards with balances. I owe a remaining balance of $10,000 on my vehicle and $2,470 on a Bank Of America credit card and $2,600 on a Citi credit card. Total payment for these accounts is $789 per month. With this loan I would be saving $370 per month.

My financial situation:
I am a good candidate for this loan because I am a proven Prosper borrower. I have had previous Prosper loans and never once have I been late with a payment or missed a payment which my Prosper history will confirm. I have a very stable work history and very stable income every single month. I have never had a delinquent account and I am very responsible in paying my finances on time every single month. I work hard to keep my good credit and I feel my credit report and prosper history reflects this to be true.

*Info: My revolving credit balance shows $21,598 but only $5,000 is actually mine. I co-signed for my wife many years ago on a business line of credit because she had no credit when she started her business. She pays it herself and always has, but since I co-signed, the balance of $13,000 reflects on my credit too. We also have a JCPennys card that I co-signed on for my wife 15 years ago. She solely uses the card and makes all payments herself but again, the balance of $2500 is reflected as part of my credit too.

Monthly net income: $3600
Monthly expenses: $3000
Housing: $563.12
Insurance: $150
Car expenses: $500
Utilities: $240
Phone, cable, internet: $200
Food, entertainment: $400
Clothing, household expenses: $300
Credit cards and other loans: $300
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 874043
This series of Notes was issued and sold upon the funding of the borrower loan #100401, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.75%	Listing Start date:	Aug-27-2013
Term:	60 months			Listing End date:	Aug-27-2013

Lender yield:	26.36%	Borrower rate/APR:	27.36% / 30.00%	Monthly payment:	$461.26

Lender servicing fee:	1.00%	Effective Yield*:	24.10%
		Estimated return*:	12.35%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1984	Debt/Income ratio:	10%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	17y 0m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$107,126	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	pragmatist387	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Acquision
Purpose of loan: Help towards buying a Pharmacy
This loan will be used to...part of the good faith monies until my rentals sell

My financial situation: Great
I am a good candidate for this loan because...I have been a pharmacist for 30+ years and have worked 16+ years at my current job. I pay my bills and this will increase our over all net income

Monthly net income: $ 11,750
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 874517
This series of Notes was issued and sold upon the funding of the borrower loan #101086, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,500.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.25%	Listing Start date:	Aug-20-2013
Term:	36 months			Listing End date:	Aug-20-2013

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$324.57

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1988	Debt/Income ratio:	11%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,403	Stated income:	$100,000+
Delinquencies in last 7y:	9	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	fund-bunny7	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate my bad debt

My financial situation:
I am a good candidate for this loan because...I have a stable job, the only reason I need help is I recently went through a divorce and want to clean up my credit

Monthly net income: $10,000
Monthly expenses: $
Housing: $1,100
Insurance: $83
Car expenses: $500
Utilities: $400
Phone, cable, internet: $120
Food, entertainment: $400
Clothing, household expenses: $300
Credit cards and other loans: $1,200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 874725
This series of Notes was issued and sold upon the funding of the borrower loan #100898, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.74%	Listing Start date:	Aug-23-2013
Term:	36 months			Listing End date:	Aug-31-2013

Lender yield:	9.34%	Borrower rate/APR:	10.34% / 13.14%	Monthly payment:	$324.27

Lender servicing fee:	1.00%	Effective Yield*:	9.05%
		Estimated return*:	6.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1983	Debt/Income ratio:	22%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,712	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	kind-refined-loot	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I would like to consolidate my high interest rate accounts and reduce my monthly payments in order to save more money and save for my grand-daughter's education. I have custody of my grand daughter (2 yrs old) and must provide day care for her as well. I need to free up some funds.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 875649
This series of Notes was issued and sold upon the funding of the borrower loan #101041, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.99%	Listing Start date:	Aug-21-2013
Term:	36 months			Listing End date:	Aug-24-2013

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 9.84%	Monthly payment:	$473.44

Lender servicing fee:	1.00%	Effective Yield*:	7.31%
		Estimated return*:	5.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1994	Debt/Income ratio:	28%
Credit score:	780-799 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 21	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$36,586	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	Yes
Screen name:	SmartReStart	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	52 ( 100% )	780-799 (Latest)
Principal borrowed:	$25,000.00	< 31 days late:	0 ( 0% )	700-719 (Oct-2009) 680-699 (Jun-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	52
Description
Home Imprv - County Sewer
Purpose of loan:
This loan will be used to fund connection to County sewer (tap fees and construction).

My financial situation:
I am a good candidate for this loan because I have worked hard over the years to build a good life for my family even in the roughest of times we have not ignored our commitments to lenders. As in my all my debts, this loan will be repaid and on time too!

Monthly net income: $ 10,000+

Monthly expenses: $
Housing: $ 1750
Insurance: $ 400
Car expenses: $ 1100
Utilities: $ 250
Phone, cable, internet: $ 150
Food, entertainment: $ 1000
Clothing, household expenses $ 200
Credit cards and other loans: $ 2300
Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 875821
This series of Notes was issued and sold upon the funding of the borrower loan #100254, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$13,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.99%	Listing Start date:	Aug-25-2013
Term:	60 months			Listing End date:	Aug-25-2013

Lender yield:	19.24%	Borrower rate/APR:	20.24% / 22.69%	Monthly payment:	$346.16

Lender servicing fee:	1.00%	Effective Yield*:	18.00%
		Estimated return*:	11.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1994	Debt/Income ratio:	19%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 12	Length of status:	22y 8m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$35,457	Stated income:	$100,000+
Delinquencies in last 7y:	8	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	gutierrez458	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Requesting loan to consolidate current debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 876547
This series of Notes was issued and sold upon the funding of the borrower loan #101263, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	Aug-27-2013
Term:	36 months			Listing End date:	Aug-27-2013

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$385.64

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1994	Debt/Income ratio:	23%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	8y 8m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,337	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	rupee-saxaphone5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
This will help me fix my home in to a my dream home.
My financial situation:
I am a good candidate for this loan because I pay on time and have very little dept and the only payment is my car lease is done in 10/31/2013 and I will have less than a $ 900.00 in dept.

Monthly net income: $ 3280.00
Monthly expenses: $ 280.00
Insurance: $ 45.00
Car expenses: $ 856.56
Utilities: $ 99.90
Phone, cable, internet: $ 0
Food, entertainment: $ 150.00
Clothing, household expenses: $ 125.00
Credit cards and other loans: $ 56.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 876749
This series of Notes was issued and sold upon the funding of the borrower loan #101347, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.24%	Listing Start date:	Aug-26-2013
Term:	36 months			Listing End date:	Aug-31-2013

Lender yield:	5.99%	Borrower rate/APR:	6.99% / 8.33%	Monthly payment:	$463.09

Lender servicing fee:	1.00%	Effective Yield*:	5.90%
		Estimated return*:	4.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1984	Debt/Income ratio:	42%
Credit score:	820-839 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 19	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	58	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,264	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Homeownership:	No
Screen name:	euro-enrichment796	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...
Pay off bank note ($5000) and use the remainder for home improvement.
My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 876985
This series of Notes was issued and sold upon the funding of the borrower loan #100413, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,500.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.25%	Listing Start date:	Aug-22-2013
Term:	36 months			Listing End date:	Aug-22-2013

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$331.07

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1999	Debt/Income ratio:	25%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	56	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,945	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	65	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	Mark4444	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan: Home Improvement
This loan will be used to... Turn the unfinished basement of my townhouse into a bedroom and full bathroom for my mother to occupy. She is offering to pay me $500 a month in rent which more than covers this loan payment and will raise the value of the property at the same time... and it will be great of course, to have my mother living with us since it's been tough on the family now that my dad resides in a nursing home and needs constant care.

My financial situation:
I am a good candidate for this loan because... I keep my cost of living low, I don't waste my money on frivelous things, I enjoy paying my bills on time & keeping my credit score up and lastly, this loan actually helps improve my financial situation.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses:
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 878203
This series of Notes was issued and sold upon the funding of the borrower loan #101020, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	Aug-23-2013
Term:	60 months			Listing End date:	Aug-23-2013

Lender yield:	14.19%	Borrower rate/APR:	15.19% / 17.52%	Monthly payment:	$358.35

Lender servicing fee:	1.00%	Effective Yield*:	13.50%
		Estimated return*:	8.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1995	Debt/Income ratio:	24%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,201	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	fascinating-integrity66	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Pay off debt accumulated

My financial situation:
I am a good candidate for this loan because...
I am trying to consolidate my current bills. I am very trustworthy and am always on time with my bills.

Monthly net income: $4000
Monthly expenses: $ 55
Housing: $ 900
Insurance: $ 120
Car expenses: $ 340
Utilities: $ 200
Phone, cable, internet: $ 125
Food, entertainment: $ 325
Clothing, household expenses: $ 140
Credit cards and other loans: $ 550
Other expenses: $ 120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 878639
This series of Notes was issued and sold upon the funding of the borrower loan #100308, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.49%	Listing Start date:	Aug-31-2013
Term:	36 months			Listing End date:	Aug-31-2013

Lender yield:	13.14%	Borrower rate/APR:	14.14% / 17.75%	Monthly payment:	$856.14

Lender servicing fee:	1.00%	Effective Yield*:	12.52%
		Estimated return*:	8.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1982	Debt/Income ratio:	23%
Credit score:	800-819 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$44,514	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	value-selector777	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay down a credit card.

My financial situation:
I am determined to pay off my credit card debt. At credit card terms this will be extremely difficult, so I want to move it to a personal loan where the payoff balance will not be a moving target.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 878867
This series of Notes was issued and sold upon the funding of the borrower loan #100835, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.24%	Listing Start date:	Aug-26-2013
Term:	36 months			Listing End date:	Aug-26-2013

Lender yield:	14.59%	Borrower rate/APR:	15.59% / 19.24%	Monthly payment:	$104.86

Lender servicing fee:	1.00%	Effective Yield*:	13.82%
		Estimated return*:	8.58%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1986	Debt/Income ratio:	24%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	11y 1m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,916	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	bewitching-bill8	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	69 ( 99% )	700-719 (Latest)
Principal borrowed:	$20,000.00	< 31 days late:	1 ( 1% )	720-739 (Apr-2010) 740-759 (Aug-2009)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	70
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I have paid off 2 prosper loans before. Also my agreement with my ex wife expired giving me $750 more income a month. I will pay off my car in 3 more months

Monthly net income: $2200
Monthly expenses: $
Housing: $300 including utiities
Insurance: $
Car expenses: $254
Utilities: $
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879029
This series of Notes was issued and sold upon the funding of the borrower loan #100984, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$7,500.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.99%	Listing Start date:	Aug-25-2013
Term:	36 months			Listing End date:	Aug-25-2013

Lender yield:	14.09%	Borrower rate/APR:	15.09% / 18.73%	Monthly payment:	$260.32

Lender servicing fee:	1.00%	Effective Yield*:	13.37%
		Estimated return*:	8.38%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2000	Debt/Income ratio:	16%
Credit score:	720-739 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,611	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	cunning-durability059	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2700
Monthly expenses: $1660
Housing: $800
Insurance: $80
Car expenses: $0
Utilities: $100
Phone, cable, internet: $180.00
Food, entertainment: $50
Clothing, household expenses: $ 50
Credit cards and other loans: $400
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879031
This series of Notes was issued and sold upon the funding of the borrower loan #100907, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.75%	Listing Start date:	Aug-24-2013
Term:	36 months			Listing End date:	Aug-24-2013

Lender yield:	27.59%	Borrower rate/APR:	28.59% / 32.54%	Monthly payment:	$125.05

Lender servicing fee:	1.00%	Effective Yield*:	25.12%
		Estimated return*:	11.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1994	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	36 / 22	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	47	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,064
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	payout-dna1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... help me catch up on medical bills for my son

My financial situation:
I am a good candidate for this loan because...
i pay all of my bills on time

Monthly net income: $5,000.00
Monthly expenses: $4000.00
Housing: $0
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879201
This series of Notes was issued and sold upon the funding of the borrower loan #101056, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.75%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	23.19%	Borrower rate/APR:	24.19% / 28.03%	Monthly payment:	$589.99

Lender servicing fee:	1.00%	Effective Yield*:	21.26%
		Estimated return*:	10.51%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-2006	Debt/Income ratio:	20%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,151	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	No
Screen name:	bold-truth-berserker	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate my 4 credit cards and 2 line of credits so I can improve my credit score to qualify for refinancing our mortgage to a lower interest rate from current 7.99%. I but applied from other lending club but was denied due to my low credit score.

My financial situation:
I am a good candidate for this loan because of the following:
- I do not owe any tax from the government
- I will be closing my car loan by end of Oct to complete my loan of ~$21K with no major hiccups
- I am currently paying my line of credit from Bank of America with no missed payment for almost 5 years from ~$31K to current less than ~$6K.
- We have just been approved for citizenship last May ensuring that we will stay here with our 2 kids.
- Once we closed my car loan, I will have extra to payout this loan earlier than 3 yrs.

Monthly net income: $6,700
Monthly expenses: $5,650
Housing: $888
Space Rent at mobile home community: $1,013
Insurance: $104
Car expenses: $150
Utilities: $150
Phone, cable, internet: $245
Food, entertainment: $400
Clothing, household expenses: $-
Credit cards and other loans: $1,250
Church/Archdiocese donation: $200
Other expenses: $1,250 (property investment in Manila)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879271
This series of Notes was issued and sold upon the funding of the borrower loan #100880, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.99%	Listing Start date:	Aug-24-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 9.84%	Monthly payment:	$378.75

Lender servicing fee:	1.00%	Effective Yield*:	7.31%
		Estimated return*:	5.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1999	Debt/Income ratio:	25%
Credit score:	780-799 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	11y 0m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,656	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	nimble-coin083	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: debt consolidation
This loan will be used to...pay off higher interest cards

My financial situation:
I am a good candidate for this loan because...we are current on bills and have a plan for getting out of debt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879645
This series of Notes was issued and sold upon the funding of the borrower loan #100733, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	Aug-26-2013
Term:	36 months			Listing End date:	Aug-27-2013

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$842.23

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-2000	Debt/Income ratio:	13%
Credit score:	720-739 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46,307	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	SoCalDad	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	43 ( 100% )	720-739 (Latest)
Principal borrowed:	$29,000.00	< 31 days late:	0 ( 0% )	760-779 (Jul-2012) 660-679 (Apr-2008)
Principal balance:	$0.18	31+ days late:	0 ( 0% )
Total payments billed:	43
Description
Home improvement
Purpose of loan:
We are in the process of adding on another bedroom and bathroom, this will cover some of the cost.(the rest will be covered with cash on hand)

My financial situation:
I am a good candidate for this loan because our LTV is well under 80%, and our DTC ratio is low, job is stable, and this is the third prosper loan I have done (the last one was large and paid on time)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879675
This series of Notes was issued and sold upon the funding of the borrower loan #101278, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	12.75%	Listing Start date:	Aug-26-2013
Term:	36 months			Listing End date:	Aug-26-2013

Lender yield:	26.12%	Borrower rate/APR:	27.12% / 31.03%	Monthly payment:	$81.78

Lender servicing fee:	1.00%	Effective Yield*:	23.82%
		Estimated return*:	11.07%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-2006	Debt/Income ratio:	13%
Credit score:	780-799 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,110	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	dime-octave0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting new online business
Purpose of loan:
This loan will be used to help with increased marketing expenses for my new online business, Sparaj (www.sparaj.com). Sparaj is a new business focused on bringing boutique spa products from local artisans across Asia to US consumers through a monthly gift box that promotes a variety of items from different countries and brands. My company is currently going through its prelaunch phase to spread the word and we have almost sold out of our prelaunch quota. Please visit our website at www.sparaj.com to learn more and order a box today to see what unique products are being crafted across the Far East. You can also visit our facebook page at www.facebook.com/sparajUSA and ?like? our page to receive regular updates. Try a Sparaj box today, visit www.sparaj.com and order a prelaunch box before August 31.

My financial situation:
I am a good candidate for this loan because I currently have a full time job in addition to my business. I run my business during the evening with my partner who is based in Asia and deals with our suppliers. I own and live in my own property and rent

I currently co-own another small business with my father that deals with supplying medical products to government agencies. It is a profitable business and my income from this business covers all my mortgage payments and living expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879695
This series of Notes was issued and sold upon the funding of the borrower loan #100996, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.99%	Listing Start date:	Aug-26-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 9.84%	Monthly payment:	$315.63

Lender servicing fee:	1.00%	Effective Yield*:	7.31%
		Estimated return*:	5.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1983	Debt/Income ratio:	14%
Credit score:	820-839 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	23y 10m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,537	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	Yes
Screen name:	liberty-concerto0	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to.to consolidate my debt and eventually make me debt free..

My financial situation:
I am a good candidate for this loan because..I am capable of paying this loan off in the allotted period of time.based on my biweekly paycheck..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879751
This series of Notes was issued and sold upon the funding of the borrower loan #100613, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$33,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.74%	Listing Start date:	Aug-26-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	11.49%	Borrower rate/APR:	12.49% / 15.32%	Monthly payment:	$1,103.81

Lender servicing fee:	1.00%	Effective Yield*:	11.02%
		Estimated return*:	7.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1992	Debt/Income ratio:	11%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 14	Length of status:	9y 1m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$36,992	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	Yes
Screen name:	payout-ladder1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Consolidate credit card debts
My financial situation:
I am a good candidate for this loan because...
I'm in a healthcare profession, I have 2 houses, one is paid off n the other House has 76,000l left balance, I have savings, IRA and 403b not counting my joint investment with my husband. I love shopping , that's my weakness, but I'm a responsible person, I pay my bills on time, and I want to get out of this debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879763
This series of Notes was issued and sold upon the funding of the borrower loan #101437, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$30,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.49%	Listing Start date:	Aug-25-2013
Term:	60 months			Listing End date:	Sep-04-2013

Lender yield:	11.19%	Borrower rate/APR:	12.19% / 14.45%	Monthly payment:	$670.22

Lender servicing fee:	1.00%	Effective Yield*:	10.76%
		Estimated return*:	7.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1999	Debt/Income ratio:	17%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,876	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	camaraderi-path222	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Antigua
Purpose of loan:
This loan will be used to...pay off my mother-in-law's second mortgage on her house, which will then allow her to transfer the title over to her daughter. The equity will allow us to restore one of the original houses built in the Bayou Shore's neighborhood in Lafayette, Louisiana.

My financial situation:
I am a good candidate for this loan because I have steady income (psychiatric nurse practitioner), and the equity derived will be a safety net to ensure payment on a timely manner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 880007
This series of Notes was issued and sold upon the funding of the borrower loan #100820, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.75%	Listing Start date:	Aug-26-2013
Term:	60 months			Listing End date:	Aug-26-2013

Lender yield:	24.79%	Borrower rate/APR:	25.79% / 28.39%	Monthly payment:	$238.53

Lender servicing fee:	1.00%	Effective Yield*:	22.74%
		Estimated return*:	11.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1981	Debt/Income ratio:	15%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	8y 10m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$73,506	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	moolaasaurus-rex822	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 880143
This series of Notes was issued and sold upon the funding of the borrower loan #100275, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.99%	Listing Start date:	Aug-26-2013
Term:	60 months			Listing End date:	Sep-01-2013

Lender yield:	9.99%	Borrower rate/APR:	10.99% / 13.23%	Monthly payment:	$434.75

Lender servicing fee:	1.00%	Effective Yield*:	9.65%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1987	Debt/Income ratio:	15%
Credit score:	820-839 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 8	Length of status:	4y 11m
Amount delinquent:	$9,609	Total credit lines:	23	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,671	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	40%
		Homeownership:	Yes
Screen name:	persistent-payout890	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off higher interest credit card bills.

My financial situation:
I am a good candidate for this loan because I have been steadily employed with a solid history of meeting my obligations. Past financial problems are behind me and I am making every effort to solidify my financial standing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 880475
This series of Notes was issued and sold upon the funding of the borrower loan #101063, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.99%	Listing Start date:	Aug-26-2013
Term:	60 months			Listing End date:	Aug-26-2013

Lender yield:	17.19%	Borrower rate/APR:	18.19% / 20.59%	Monthly payment:	$382.45

Lender servicing fee:	1.00%	Effective Yield*:	16.19%
		Estimated return*:	10.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1985	Debt/Income ratio:	32%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	9y 0m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,136	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	goal-dollar8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3,851.2
Monthly expenses: $600.00
Housing: $1400.00
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 880731
This series of Notes was issued and sold upon the funding of the borrower loan #100976, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.49%	Listing Start date:	Sep-04-2013
Term:	60 months			Listing End date:	Sep-04-2013

Lender yield:	13.74%	Borrower rate/APR:	14.74% / 17.06%	Monthly payment:	$236.54

Lender servicing fee:	1.00%	Effective Yield*:	13.10%
		Estimated return*:	8.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1985	Debt/Income ratio:	31%
Credit score:	820-839 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	9 / 9	Length of status:	3y 10m
Amount delinquent:	$1,512	Total credit lines:	37	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,332	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	tremendous-diversification425	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes
Purpose of loan: Pay taxes, car loan
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I am trying to put myself in a better financial position

Monthly net income: $2500.
Monthly expenses:
Housing: $300.00
Insurance: $
Car expenses: $330.00
Utilities: $100.00
Phone, cable, internet: $150.00
Food, entertainment: $200.00
Clothing, household expenses: $150.00
Credit cards and other loans: $100.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 880819
This series of Notes was issued and sold upon the funding of the borrower loan #100320, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	Aug-26-2013
Term:	60 months			Listing End date:	Aug-26-2013

Lender yield:	23.32%	Borrower rate/APR:	24.32% / 26.88%	Monthly payment:	$289.54

Lender servicing fee:	1.00%	Effective Yield*:	21.48%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1996	Debt/Income ratio:	31%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	14y 6m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,595	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	brightest-felicity-fan	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 880851
This series of Notes was issued and sold upon the funding of the borrower loan #100823, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	Sep-03-2013
Term:	60 months			Listing End date:	Sep-04-2013

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$573.19

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1993	Debt/Income ratio:	24%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 18	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,781	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	Yes
Screen name:	murakumi	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	700-719 (Oct-2012) 680-699 (Oct-2007)
Principal balance:	$3,851.37	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Seeking expansion funds for B2B app
After using Prosper successfully last year for a debt consolidation loan, I've decided to take a leap forward and look to the Prosper community for financing my small business venture.

I believe I continue to be a great candidate for Prosper investment: I am still employed full-time as a computer programmer/developer, in addition to my current contract business. My only dependent is my father (who was forced into early retirement), however, my only real "day-to-day" expenses are my mortgage and utilities since I do not own a car. (I work from home 50% of the time, and carpool/rideshare otherwise.)

Also, I have only missed payments to a creditor *one time* in my life, and that was from Sallie Mae over a miscommunication back in 2004. I have never missed any credit card payments, nor car payments, nor mortgage payments.

My net income monthly from my "day job" alone is about $6,000. As my primary side business is mainly contract programming, the monthly supplemental income varies, however, my annual revenue for 2012 was approximately $12,000.

As far as current personal expenses, my mortgage and utilities currently total approximately $2,400. This includes all my phone/cable/internet, as well as homeowner's insurance. My additional monthly budget for "necessities" is about $1,000. This includes food and clothing.

I currently am budgeting $800 monthly to continue to pay down the debt I have accrued, this includes my previous Prosper loan.

In regards to the purpose of this loan: I wish to shift the focus of my side business from contract programming into application development for various Business-to-Business platforms. (Similar to the App Store for iPhone, except for Enterprise clients.) I have already partnered with several key individuals to handle sales and marketing. The main purpose of the funds will be used for marketing, as well as to pay for development expenses such as security reviews for the applications.

Thank you for reading, and for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 880909
This series of Notes was issued and sold upon the funding of the borrower loan #101077, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.74%	Listing Start date:	Aug-26-2013
Term:	36 months			Listing End date:	Aug-28-2013

Lender yield:	9.34%	Borrower rate/APR:	10.34% / 13.14%	Monthly payment:	$259.42

Lender servicing fee:	1.00%	Effective Yield*:	9.05%
		Estimated return*:	6.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-2003	Debt/Income ratio:	13%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,305	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Bankcard utilization:	47%
		Homeownership:	Yes
Screen name:	visionary-dedication887	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan: pay closing cost on new property
This loan will be used to...cover closing cost and other fees that come with buying a new property

My financial situation: good, steady job with a decent salary.
I am a good candidate for this loan because...I am a very responsible person that always pays his bills on time. I know how important it is to maintain a good credit history and credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 881321
This series of Notes was issued and sold upon the funding of the borrower loan #100685, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.74%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	15.39%	Borrower rate/APR:	16.39% / 20.05%	Monthly payment:	$530.25

Lender servicing fee:	1.00%	Effective Yield*:	14.52%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1987	Debt/Income ratio:	24%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	9y 4m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$94,869	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	delectable-p2p40	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: debt consolidation
This loan will be used to...pay off credit cards

My financial situation: Bank Of America
I am a good candidate for this loan because...My good income, credit worthiness, and stable job in the insurance industry with potential for more growth.

Monthly net income: $18,000
Monthly expenses: $
Housing: $2300
Insurance: $300
Car expenses: $550
Utilities: $400
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $350
Credit cards and other loans: $2000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 881547
This series of Notes was issued and sold upon the funding of the borrower loan #101452, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.99%	Listing Start date:	Aug-28-2013
Term:	60 months			Listing End date:	Aug-28-2013

Lender yield:	17.19%	Borrower rate/APR:	18.19% / 20.59%	Monthly payment:	$382.45

Lender servicing fee:	1.00%	Effective Yield*:	16.19%
		Estimated return*:	10.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-2003	Debt/Income ratio:	31%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 16	Length of status:	8y 9m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,304	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	silver-library443	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
Paying off credit card debt. Last year my husband was laid off, I was on maternity leave for my first chld and I also took time off to care for my grandmother while she was passing away. The credit cards were used cautiously, but I really need to pay them off. as they have high interest rates.

My financial situation:
I am a good candidate for this loan because I have good credit. I am fastidious about paying my bills on time including a spreadsheet which organizes all payments in and out. Credit is a huge burden on my heart. I will work faithfully to pay off more than the minimum payments each month,

Monthly net income: $ 4840
Monthly expenses: $3560
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 881763
This series of Notes was issued and sold upon the funding of the borrower loan #100715, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.49%	Listing Start date:	Aug-28-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	6.59%	Borrower rate/APR:	7.59% / 8.93%	Monthly payment:	$264.75

Lender servicing fee:	1.00%	Effective Yield*:	6.47%
		Estimated return*:	4.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1988	Debt/Income ratio:	19%
Credit score:	800-819 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 16	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,776	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	Yes
Screen name:	fund-caravan0	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882285
This series of Notes was issued and sold upon the funding of the borrower loan #100832, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$9,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.74%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	15.39%	Borrower rate/APR:	16.39% / 20.05%	Monthly payment:	$318.15

Lender servicing fee:	1.00%	Effective Yield*:	14.52%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1994	Debt/Income ratio:	52%
Credit score:	720-739 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	25y 8m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,370	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	Yes
Screen name:	red-youthful-trade	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	720-739 (Latest)
Principal borrowed:	$9,500.00	< 31 days late:	0 ( 0% )	760-779 (Jan-2013)
Principal balance:	$8,316.31	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off some high interest debt and make some home repairs before winter.

My financial situation:
I am a good candidate for this loan because...I pay my bills and I like this type of person-person lending idea.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882577
This series of Notes was issued and sold upon the funding of the borrower loan #100637, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$20,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.99%	Listing Start date:	Aug-28-2013
Term:	60 months			Listing End date:	Aug-28-2013

Lender yield:	14.79%	Borrower rate/APR:	15.79% / 18.14%	Monthly payment:	$484.13

Lender servicing fee:	1.00%	Effective Yield*:	14.04%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1998	Debt/Income ratio:	11%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	14y 5m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,021	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	vigorous-benefit281	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	640-659 (Jun-2012)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	5
Description
Home improvement
Purpose of loan: To complete backyard Project
This loan will be used to...

My financial situation: A year ago I joined Prosper to payoff my credit card debts and at that time my credit scores was low. A year later I now have a credit score that is over 700. I recently purchased a home and would like to use the person loan to finnish my back yard.
I am a good candidate for this loan because... I have been working at Tiffany & Co. for over 14 years and consistently made over $75,000. The last loan that I borrowed from Prosper was paid off on time. I have no credit card balance and my debt to income ratio is low. I no I will be a good candidate and will paid back my lenders.

Monthly net income: $5000
Monthly expenses: $0
Housing: $2000
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882691
This series of Notes was issued and sold upon the funding of the borrower loan #100940, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.49%	Listing Start date:	Aug-28-2013
Term:	60 months			Listing End date:	Aug-28-2013

Lender yield:	13.74%	Borrower rate/APR:	14.74% / 17.06%	Monthly payment:	$354.81

Lender servicing fee:	1.00%	Effective Yield*:	13.10%
		Estimated return*:	8.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1983	Debt/Income ratio:	32%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	12y 0m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,034	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	elegant-cash717	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882699
This series of Notes was issued and sold upon the funding of the borrower loan #101374, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.25%	Listing Start date:	Aug-29-2013
Term:	60 months			Listing End date:	Aug-29-2013

Lender yield:	24.06%	Borrower rate/APR:	25.06% / 27.64%	Monthly payment:	$293.87

Lender servicing fee:	1.00%	Effective Yield*:	22.11%
		Estimated return*:	11.86%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1996	Debt/Income ratio:	34%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,631	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	systematic-bonus640	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Consolidate multiple small accounts into one payment.
This loan will be used to pay off my debt quicker with one overall lower payment, thus avoiding a lot of interest in the long run.

My financial situation:
I am a good candidate for this loan because I do not want to be carrying any credit card debt at this point in my life, with multiple monthly payments. My husband has cosolidated his loans as well. We are a two-income household with stable employment. We are homeowners and co-own additional property.

Monthly net income: $3,200 (mine alone)
Monthly expenses: $2,900 (my accounts and half of household expenses)
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882701
This series of Notes was issued and sold upon the funding of the borrower loan #100329, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.74%	Listing Start date:	Aug-28-2013
Term:	36 months			Listing End date:	Sep-01-2013

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 9.33%	Monthly payment:	$626.64

Lender servicing fee:	1.00%	Effective Yield*:	6.84%
		Estimated return*:	5.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Nov-1999	Debt/Income ratio:	17%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,504	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	bonus-tsunami916	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	760-779 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	720-739 (Oct-2012) 760-779 (Aug-2012) 780-799 (Apr-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	2
Description
Business
Purpose of loan:
Product enhancement, promotion

My financial situation:
I have excellent credit and proven record of fiscal responsibility.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882797
This series of Notes was issued and sold upon the funding of the borrower loan #100305, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.74%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Aug-29-2013

Lender yield:	17.24%	Borrower rate/APR:	18.24% / 21.95%	Monthly payment:	$362.73

Lender servicing fee:	1.00%	Effective Yield*:	16.15%
		Estimated return*:	9.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-2000	Debt/Income ratio:	16%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,031	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	cerebral-p2ploan183	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882965
This series of Notes was issued and sold upon the funding of the borrower loan #101045, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.49%	Listing Start date:	Aug-29-2013
Term:	60 months			Listing End date:	Sep-05-2013

Lender yield:	11.19%	Borrower rate/APR:	12.19% / 14.45%	Monthly payment:	$558.51

Lender servicing fee:	1.00%	Effective Yield*:	10.76%
		Estimated return*:	7.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1994	Debt/Income ratio:	16%
Credit score:	820-839 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	13y 3m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,296	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	compatible-diversification	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...
new roof and windows
My financial situation:
I am a good candidate for this loan because...
i have a steady job, very rarely late on payments
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882987
This series of Notes was issued and sold upon the funding of the borrower loan #100317, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,500.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.24%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	10.53%	Borrower rate/APR:	11.53% / 14.35%	Monthly payment:	$148.46

Lender servicing fee:	1.00%	Effective Yield*:	10.15%
		Estimated return*:	6.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1995	Debt/Income ratio:	19%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,320	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	85%
		Homeownership:	No
Screen name:	thoughtful-treasure733	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883013
This series of Notes was issued and sold upon the funding of the borrower loan #100416, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.75%	Listing Start date:	Sep-01-2013
Term:	60 months			Listing End date:	Sep-01-2013

Lender yield:	24.79%	Borrower rate/APR:	25.79% / 28.39%	Monthly payment:	$119.27

Lender servicing fee:	1.00%	Effective Yield*:	22.74%
		Estimated return*:	11.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1991	Debt/Income ratio:	22%
Credit score:	720-739 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 11	Length of status:	1y 5m
Amount delinquent:	$357	Total credit lines:	32	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46,621	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	top-p2ploan-haven	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883033
This series of Notes was issued and sold upon the funding of the borrower loan #101059, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.74%	Listing Start date:	Sep-02-2013
Term:	60 months			Listing End date:	Sep-02-2013

Lender yield:	21.84%	Borrower rate/APR:	22.84% / 25.36%	Monthly payment:	$421.48

Lender servicing fee:	1.00%	Effective Yield*:	20.21%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-2004	Debt/Income ratio:	33%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,319	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	Colt5Ash	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off our debt so that we can purchase a home

My financial situation:
I am a good candidate for this loan because I'm responsible. I pay any debt on time and I always pay more than the minimum. My credit is very important to me and I will always keep my credit in good standing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883089
This series of Notes was issued and sold upon the funding of the borrower loan #101110, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.25%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$97.37

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1997	Debt/Income ratio:	24%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	11y 2m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,541	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	contract-hornet0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883269
This series of Notes was issued and sold upon the funding of the borrower loan #101143, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.74%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	11.49%	Borrower rate/APR:	12.49% / 15.32%	Monthly payment:	$401.39

Lender servicing fee:	1.00%	Effective Yield*:	11.02%
		Estimated return*:	7.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-2002	Debt/Income ratio:	23%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	6y 8m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,675	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	Ryeguyy84	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,200.00	< 31 days late:	0 ( 0% )	700-719 (Feb-2012)
Principal balance:	$2,324.79	31+ days late:	0 ( 0% )
Total payments billed:	18
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off a credit card with a 16.99% interest rate. I have another loan on Prosper that I have been paying on time for 18 months. I like the fact that people are making money on this site Vs. the banks.

My financial situation:
I am a good candidate for this loan because I worked in finance and I understand that loans are agreements that are to be entered into seriously. My current financial situation is looking good. I have a strict budget that I allow $180 a week for gas, groceries, and some entertainment. I'm no longer using credit cards as I try and dig out from when I used them for everything.

My total Debt is currently:
Credit cards: 24,300 down from 30K this time last year.
Car loan: $9000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883309
This series of Notes was issued and sold upon the funding of the borrower loan #100533, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,201.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$512.11

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1986	Debt/Income ratio:	21%
Credit score:	720-739 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	11y 5m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,483	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	65%
		Homeownership:	No
Screen name:	greenback-cluster4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: Connsolidation
This loan will be used to...PAY OFF CAR AND 2 CREDIT CARDS

My financial situation:
I am a good candidate for this loan because...THE PAYMENT IS AFFORDABLE
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883357
This series of Notes was issued and sold upon the funding of the borrower loan #100662, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,500.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.99%	Listing Start date:	Sep-05-2013
Term:	60 months			Listing End date:	Sep-06-2013

Lender yield:	22.19%	Borrower rate/APR:	23.19% / 25.72%	Monthly payment:	$297.15

Lender servicing fee:	1.00%	Effective Yield*:	20.51%
		Estimated return*:	11.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-2006	Debt/Income ratio:	40%
Credit score:	680-699 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,348	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	dough-stream3	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off credit cards with higher interest rates.

My financial situation:
I am a good candidate for this loan because...I have a full time job and a part time job. I have never been late on a payment and have paid off all my loans.

Monthly net income: $4750
Monthly expenses: $2700
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883423
This series of Notes was issued and sold upon the funding of the borrower loan #101092, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$9,200.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.49%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Sep-01-2013

Lender yield:	6.59%	Borrower rate/APR:	7.59% / 8.93%	Monthly payment:	$286.56

Lender servicing fee:	1.00%	Effective Yield*:	6.47%
		Estimated return*:	4.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1979	Debt/Income ratio:	42%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 18	Length of status:	25y 7m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,052	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	bonus-wildebeest2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	740-759 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	740-759 (Oct-2012)
Principal balance:	$11,260.53	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Medical/Dental
Purpose of loan:
This loan will be used to take pay for elective surgery.

My financial situation:
I am a good candidate for this loan because I have been a Prosper loanee for the past year and have made my payments as schedule. Additionally, I feel that it important to pay off loans as scheduled or ahead of time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883425
This series of Notes was issued and sold upon the funding of the borrower loan #101305, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.25%	Listing Start date:	Aug-30-2013
Term:	60 months			Listing End date:	Aug-30-2013

Lender yield:	24.06%	Borrower rate/APR:	25.06% / 27.64%	Monthly payment:	$293.87

Lender servicing fee:	1.00%	Effective Yield*:	22.11%
		Estimated return*:	11.86%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1994	Debt/Income ratio:	16%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,131	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	22	Bankcard utilization:	75%
		Homeownership:	No
Screen name:	magnificent-return077	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off credit cards and remaining orthodontic balance.

My financial situation:
I am a good candidate for this loan because I have a stable work history and intend to pay the loan off BEFORE the end of the selected 5-year period (through tax returns, etc.). I am paying more now for the credit cards I have, and would like to be able to 1) make one payment monthly, and 2) to improve my credit score (by eliminating the various open credit accounts).

Monthly net income: $4,864
Monthly expenses: $
Housing: $888
Insurance: $185
Car expenses: $655
Utilities: $125
Phone, cable, internet: $230
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $600
Other expenses: $300 (Cell phones for family)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883427
This series of Notes was issued and sold upon the funding of the borrower loan #101158, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.74%	Listing Start date:	Aug-29-2013
Term:	60 months			Listing End date:	Aug-29-2013

Lender yield:	16.69%	Borrower rate/APR:	17.69% / 20.08%	Monthly payment:	$378.38

Lender servicing fee:	1.00%	Effective Yield*:	15.75%
		Estimated return*:	10.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1998	Debt/Income ratio:	30%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	37 / 35	Length of status:	16y 10m
Amount delinquent:	$0	Total credit lines:	76	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,104	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	musician716	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Pay off credit card debt with higher interest rates
This loan will be used to...pay off debt

My financial situation:
I am a good candidate for this loan because...I pay my bills on time and am and have been employed in a high demand profession as a nurse anesthetist

Monthly net income: $9000.00
Monthly expenses: $6000.00
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883555
This series of Notes was issued and sold upon the funding of the borrower loan #100314, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.25%	Listing Start date:	Aug-31-2013
Term:	36 months			Listing End date:	Aug-31-2013

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$77.90

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1988	Debt/Income ratio:	39%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	24 / 19	Length of status:	15y 1m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,420	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	nickel-washboard579	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883685
This series of Notes was issued and sold upon the funding of the borrower loan #100730, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.49%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Aug-31-2013

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$482.18

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1988	Debt/Income ratio:	39%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,642	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	csfarm	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 100% )	760-779 (Latest)
Principal borrowed:	$12,000.00	< 31 days late:	0 ( 0% )	780-799 (May-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off credit cards more quickly.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time and have a very good credit history. I am a previous Prosper borrower (2008) and paid all of my monthly loan payments on time and in full. The loan was paid off within the specified time of 3 years. Unfortunately we had to resort to credit cards for payment of medical bills that were not covered by our insurance. My husband and I are both professionals working full time. I had a great experience with Prosper the first time and hope to get a loan funded again!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883783
This series of Notes was issued and sold upon the funding of the borrower loan #101083, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.49%	Listing Start date:	Aug-29-2013
Term:	60 months			Listing End date:	Aug-29-2013

Lender yield:	18.14%	Borrower rate/APR:	19.14% / 21.57%	Monthly payment:	$390.26

Lender servicing fee:	1.00%	Effective Yield*:	17.02%
		Estimated return*:	10.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1999	Debt/Income ratio:	27%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 10	Length of status:	21y 11m
Amount delinquent:	$258	Total credit lines:	36	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,345	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	vivacious-benjamins4	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	680-699 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	660-679 (Nov-2011)
Principal balance:	$3,849.57	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883861
This series of Notes was issued and sold upon the funding of the borrower loan #100584, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.24%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	5.99%	Borrower rate/APR:	6.99% / 8.33%	Monthly payment:	$463.09

Lender servicing fee:	1.00%	Effective Yield*:	5.90%
		Estimated return*:	4.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-1999	Debt/Income ratio:	40%
Credit score:	780-799 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	13y 10m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,784	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	lcole32	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	45 ( 96% )	780-799 (Latest)
Principal borrowed:	$27,000.00	< 31 days late:	2 ( 4% )	760-779 (May-2011) 740-759 (Apr-2011) 760-779 (Mar-2010)
Principal balance:	$13,268.84	31+ days late:	0 ( 0% )
Total payments billed:	47
Description
Business
Purpose of loan:
This loan will be used to start a medical transportation business

My financial situation:
I am a good candidate for this loan because i have one loan paid off and another that pay on time ;us my income can support the monthly payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883871
This series of Notes was issued and sold upon the funding of the borrower loan #101080, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	Sep-02-2013
Term:	60 months			Listing End date:	Sep-02-2013

Lender yield:	14.19%	Borrower rate/APR:	15.19% / 17.52%	Monthly payment:	$358.35

Lender servicing fee:	1.00%	Effective Yield*:	13.50%
		Estimated return*:	8.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-2000	Debt/Income ratio:	32%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	10y 3m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,757	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	top-liberty-maverick	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883903
This series of Notes was issued and sold upon the funding of the borrower loan #101350, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.24%	Listing Start date:	Aug-29-2013
Term:	60 months			Listing End date:	Aug-29-2013

Lender yield:	17.74%	Borrower rate/APR:	18.74% / 21.16%	Monthly payment:	$644.94

Lender servicing fee:	1.00%	Effective Yield*:	16.68%
		Estimated return*:	10.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1989	Debt/Income ratio:	9%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,455	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	tonytorero	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
Following reducing our credit debt by $25,000 over the past 3 years, we aim to use this loan to consolidate our remaining credit debt and pay that off at a lower interest rate.

My financial situation:
I am a good candidate for this loan because we have seen our earnings increase in our household substantially over the past couple of years and my employment is very stable with a significant regional financial services company and my wife has reentered the work force now that both children are in full-time school and has experienced success as a medical interpreter with a premier hospital system in the Kansas City area. We have been consolidating debt, maintained good credit and are ready to take the next step and liquidate remaining credit debt via this consolidation effort.

Monthly net income: $ 13,500
Monthly expenses: $ 800
Housing: $ 1,900
Insurance: $
Car expenses: $ 294
Utilities: $ 400
Phone, cable, internet: $ 100
Food, entertainment: $ 300
Clothing, household expenses: $
Credit cards and other loans: $ 250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883943
This series of Notes was issued and sold upon the funding of the borrower loan #101146, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$19,400.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.49%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	6.59%	Borrower rate/APR:	7.59% / 8.93%	Monthly payment:	$604.26

Lender servicing fee:	1.00%	Effective Yield*:	6.47%
		Estimated return*:	4.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jun-2000	Debt/Income ratio:	14%
Credit score:	800-819 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	8y 7m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,800	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	Yes
Screen name:	unbeatable-kindness8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	800-819 (Latest)
Principal borrowed:	$25,000.00	< 31 days late:	0 ( 0% )	740-759 (Aug-2012)
Principal balance:	$15,517.78	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Home improvement - Pool
Purpose of loan:
This loan will be used to add a pool & spa and patio to our home that is our residence.

My financial situation:
I am a good candidate for this loan because I have paid off all of my high interest debt. I make all of my payments on time. My spouse and I are both full time employed professionals. My personal income has increased over the past three years and continues to increase.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884129
This series of Notes was issued and sold upon the funding of the borrower loan #100895, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.49%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	6.59%	Borrower rate/APR:	7.59% / 8.93%	Monthly payment:	$109.02

Lender servicing fee:	1.00%	Effective Yield*:	6.47%
		Estimated return*:	4.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1998	Debt/Income ratio:	21%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$61,140	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	Hundan42	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used for completion of a deck on the outside of my home.

My financial situation:
I am a good candidate for this loan because I have an excellent credit history, and have never been late on payments. I have been a prosper lender for several years now, and I am trying the borrowing side for the first time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884237
This series of Notes was issued and sold upon the funding of the borrower loan #100754, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.49%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$565.05

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-1997	Debt/Income ratio:	32%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,074	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	peace-resonance7	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	700-719 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	1 ( 6% )	720-739 (Apr-2012)
Principal balance:	$6,740.76	31+ days late:	0 ( 0% )
Total payments billed:	16
Description
Debt consolidation
Purpose of loan:
This loan will be used to...to off two other loans that are at higher interest rate and in a shorter period of time.

My financial situation:
I am a good candidate for this loan because...I have a good credit and employment history, and I have been a member of prosper for 18 months in great standing

Monthly net income: $6,000.00 plus another 5,000.00 from a home improvement company i started in 2012
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884267
This series of Notes was issued and sold upon the funding of the borrower loan #100667, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.24%	Listing Start date:	Aug-30-2013
Term:	60 months			Listing End date:	Aug-30-2013

Lender yield:	13.19%	Borrower rate/APR:	14.19% / 16.50%	Monthly payment:	$584.17

Lender servicing fee:	1.00%	Effective Yield*:	12.60%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1989	Debt/Income ratio:	14%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	21y 3m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,420	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	No
Screen name:	awe-inspiring-velocity1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884337
This series of Notes was issued and sold upon the funding of the borrower loan #100634, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,500.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.49%	Listing Start date:	Aug-31-2013
Term:	36 months			Listing End date:	Aug-31-2013

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 19.65%	Monthly payment:	$298.79

Lender servicing fee:	1.00%	Effective Yield*:	14.17%
		Estimated return*:	8.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1996	Debt/Income ratio:	41%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 9	Length of status:	10y 3m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,651	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	marketplace-pecan5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: I would like to consolidate by credit card debt
This loan will be used to...pay off credit cards

My financial situation: I have been employed by the same employer for the past 10 years. I also sell Avon part-time to supplement by income
I am a good candidate for this loan because...I am trying to take charge of my financial freedom.

Monthly net income: $2500.00
Monthly expenses: $
Housing: $642.00
Insurance: $97.00
Car expenses: $160.00
Utilities: $130.00
Phone, cable, internet: $150.00
Food, entertainment: $ 240.00
Clothing, household expenses: 50.00
Credit cards and other loans: $800.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884361
This series of Notes was issued and sold upon the funding of the borrower loan #101002, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,750.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.25%	Listing Start date:	Aug-31-2013
Term:	36 months			Listing End date:	Aug-31-2013

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$146.06

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1995	Debt/Income ratio:	15%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	1 / 1	Length of status:	1y 1m
Amount delinquent:	$22,449	Total credit lines:	16	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$505	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	ShawnFMiller	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	43 ( 78% )	640-659 (Latest)
Principal borrowed:	$6,577.00	< 31 days late:	7 ( 13% )	600-619 (Oct-2011) 640-659 (Apr-2008) 660-679 (Mar-2008) 640-659 (Feb-2008)
Principal balance:	$0.85	31+ days late:	5 ( 9% )
Total payments billed:	55
Description
Moving To New Home
Purpose of loan:
This loan will be used to rent a truck, deposits, & new furniture

My financial situation:
I am a good candidate for this loan because I managed to pay all previous loans.

Monthly net income: $3375
Monthly expenses: $2281
Housing: $400
Insurance: $100
Car expenses: $300
Utilities: $120
Phone, cable, internet: $40
Food, entertainment: $200
Clothing, household expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884387
This series of Notes was issued and sold upon the funding of the borrower loan #101281, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$9,500.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.99%	Listing Start date:	Aug-31-2013
Term:	60 months			Listing End date:	Aug-31-2013

Lender yield:	14.79%	Borrower rate/APR:	15.79% / 18.14%	Monthly payment:	$229.96

Lender servicing fee:	1.00%	Effective Yield*:	14.04%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1965	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	24 / 23	Length of status:	33y 6m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,041	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	flexible-openness968	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884491
This series of Notes was issued and sold upon the funding of the borrower loan #101074, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$7,500.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.49%	Listing Start date:	Aug-30-2013
Term:	60 months			Listing End date:	Aug-30-2013

Lender yield:	13.74%	Borrower rate/APR:	14.74% / 17.06%	Monthly payment:	$177.40

Lender servicing fee:	1.00%	Effective Yield*:	13.10%
		Estimated return*:	8.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-2003	Debt/Income ratio:	21%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,014	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	exchange-promise4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate high interest credit card balances. In turn this will minimize the monthly amount spent on incurred debt, as well as the overall total paid to credit card companies. It is a quick way to minimize my debt and save for the future.

My financial situation:
I am a good candidate for this loan because have been gainfully employed in my current career for 6 years now--providing means to repay the loan. I consistently pay off my debts on-time or before. I live in a two income professional household which adds additional security for any unforeseen circumstances in the future.

Monthly net income: $3850
Monthly expenses: $
Housing: $700
Insurance: $200
Car expenses: $389
Utilities: $185
Phone, cable, internet: $115
Food, entertainment: $350
Clothing, household expenses: $300
Credit cards and other loans: $700
Other expenses: $51
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884505
This series of Notes was issued and sold upon the funding of the borrower loan #101035, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$11,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	Aug-31-2013
Term:	60 months			Listing End date:	Aug-31-2013

Lender yield:	14.19%	Borrower rate/APR:	15.19% / 17.52%	Monthly payment:	$262.79

Lender servicing fee:	1.00%	Effective Yield*:	13.50%
		Estimated return*:	8.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-2006	Debt/Income ratio:	20%
Credit score:	780-799 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,254	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	first-bill-rotation	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	780-799 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	800-819 (Jan-2013)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt consolidation
Purpose of loan:
This loan will be used to...payoff credit cards

My financial situation:
I am a good candidate for this loan because...I am a responsible person and never had late payments or bankruptcy

Monthly net income: $ 3620
Monthly expenses: $2085
Housing: $ 898
Insurance: $0
Car expenses: $ included in net income
Utilities: $ 150
Phone, cable, internet: $107
Food, entertainment: $250
Clothing, household expenses: $100
Credit cards and other loans: $480
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884507
This series of Notes was issued and sold upon the funding of the borrower loan #101233, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.74%	Listing Start date:	Sep-03-2013
Term:	60 months			Listing End date:	Sep-04-2013

Lender yield:	11.69%	Borrower rate/APR:	12.69% / 14.97%	Monthly payment:	$338.92

Lender servicing fee:	1.00%	Effective Yield*:	11.22%
		Estimated return*:	7.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1991	Debt/Income ratio:	37%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 8	Length of status:	14y 7m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,059	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	11	Bankcard utilization:	44%
		Homeownership:	Yes
Screen name:	logical-felicity0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	700-719 (Latest)
Principal borrowed:	$25,000.00	< 31 days late:	0 ( 0% )	740-759 (May-2013) 720-739 (Aug-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan:
This loan will be used to... PAYOFF ALL CREDIT CARDS FOR ONE EASY LOW INTEREST PAYMENT.

My financial situation:
I am a good candidate for this loan because...I HAVE PAID OFF A LOAN WITH PROSPER BEFORE. I WAS NEVER LATE ON PAYMENTS WITH AUTOMATIC DEDUCTIONS OUT OF OUR CHECKING ACCOUNT.
I AM A HONEST HARD WORKING CALIFORNIA HIGHWAY PATROL OFFICER.

THANK YOU
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884525
This series of Notes was issued and sold upon the funding of the borrower loan #100640, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.25%	Listing Start date:	Aug-31-2013
Term:	60 months			Listing End date:	Aug-31-2013

Lender yield:	24.06%	Borrower rate/APR:	25.06% / 27.64%	Monthly payment:	$117.55

Lender servicing fee:	1.00%	Effective Yield*:	22.11%
		Estimated return*:	11.86%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1985	Debt/Income ratio:	12%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	9 / 9	Length of status:	12y 10m
Amount delinquent:	$4,458	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,861	Stated income:	$100,000+
Delinquencies in last 7y:	13	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	first-class-velocity1	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...pay off medical bills and 2 credit cards as well as new flooring for one room in my house

My financial situation:
I am a good candidate for this loan because...I am capable of repaying the loan monthly and would be agreeable to an automatic payment out of my checking account

Monthly net income: $4200.00
Monthly expenses: 250.00
Housing: $1150.00
Insurance: $80.00
Car expenses: $750.00 monthly pymt.
Utilities: $100.00
Phone, cable, internet: $200.00
Food, entertainment: $300.00
Clothing, household expenses: $50.00
Credit cards and other loans: $75.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884545
This series of Notes was issued and sold upon the funding of the borrower loan #101095, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.74%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	15.39%	Borrower rate/APR:	16.39% / 20.05%	Monthly payment:	$176.75

Lender servicing fee:	1.00%	Effective Yield*:	14.52%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-2000	Debt/Income ratio:	33%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	12y 5m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$13,650	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	capital-percolator8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2012)
Principal balance:	$2,292.78	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Household Expenses
Purpose of loan:
This loan will be used to help pay for household expenses since we have a new addition to our family as of June 13th 2012.

My financial situation:
I am a good candidate for this loan because I will pay it off .

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884591
This series of Notes was issued and sold upon the funding of the borrower loan #101179, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.49%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	18.39%	Borrower rate/APR:	19.39% / 23.12%	Monthly payment:	$552.80

Lender servicing fee:	1.00%	Effective Yield*:	17.14%
		Estimated return*:	9.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1993	Debt/Income ratio:	42%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	32 / 28	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	55	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$61,298	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	Spurple7	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation Loan
Purpose of loan:
This loan will be used to...Consolidate debt

My financial situation:
I am a good candidate for this loan because...I have a long history of making payments on time, I have worked for the same company since 2007, but have been promoted 3 times since 2007, I have lived in my current home for 9+ years. My husband and I have been married for 23 years, we own two houses, one is completely paid off, and the one we stay at, was just built in 2004 and will be paid off in 10 years. I have both a pension and 401 with my employer, my husband has an annuity, pension and 401. The net income noted below, is only from my employment.

Monthly net income: $4014
Monthly expenses: $2430
Housing:
Insurance:
Car expenses:
Utilities:
Phone, cable, internet:
Food, entertainment:
Clothing, household expenses:
Credit cards and other loans:
Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884601
This series of Notes was issued and sold upon the funding of the borrower loan #100374, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.25%	Listing Start date:	Sep-01-2013
Term:	36 months			Listing End date:	Sep-01-2013

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$99.29

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1990	Debt/Income ratio:	42%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	9 / 8	Length of status:	11y 0m
Amount delinquent:	$872	Total credit lines:	30	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,124	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	engrossing-funds414	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4,100
Monthly expenses: $3,750
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884615
This series of Notes was issued and sold upon the funding of the borrower loan #100757, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$17,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.74%	Listing Start date:	Aug-31-2013
Term:	36 months			Listing End date:	Aug-31-2013

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 25.01%	Monthly payment:	$642.57

Lender servicing fee:	1.00%	Effective Yield*:	18.73%
		Estimated return*:	9.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1995	Debt/Income ratio:	22%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,691	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	get-out-of-debt	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because...I am employed full time in a position that is relatively recession proof-barring serious injury, I will be able to continue at this position for many years to come

Monthly net income: $5000 with no overtime
Monthly expenses: $
Housing: $680
Insurance: $70
Car expenses: $125
Utilities: $75
Phone, cable, internet: $ 500
Food, entertainment: $600
Clothing, household expenses: $varies-keep minimal
Credit cards and other loans: $1125
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884617
This series of Notes was issued and sold upon the funding of the borrower loan #101404, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.99%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Sep-05-2013

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 9.84%	Monthly payment:	$473.44

Lender servicing fee:	1.00%	Effective Yield*:	7.31%
		Estimated return*:	5.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1982	Debt/Income ratio:	16%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,814	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	undaunted-bazaar941	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884655
This series of Notes was issued and sold upon the funding of the borrower loan #100649, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.49%	Listing Start date:	Sep-01-2013
Term:	60 months			Listing End date:	Sep-01-2013

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 19.36%	Monthly payment:	$248.47

Lender servicing fee:	1.00%	Effective Yield*:	15.12%
		Estimated return*:	9.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-2001	Debt/Income ratio:	17%
Credit score:	800-819 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	23y 4m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,113	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	33%
		Homeownership:	Yes
Screen name:	exact-truth468	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884677
This series of Notes was issued and sold upon the funding of the borrower loan #101194, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.24%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	10.53%	Borrower rate/APR:	11.53% / 14.35%	Monthly payment:	$824.76

Lender servicing fee:	1.00%	Effective Yield*:	10.15%
		Estimated return*:	6.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1983	Debt/Income ratio:	10%
Credit score:	720-739 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,598	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	benevolent-dinero5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
This loan will be used to replace & consolidate high interest credit card debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884731
This series of Notes was issued and sold upon the funding of the borrower loan #101230, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	Aug-30-2013
Term:	60 months			Listing End date:	Aug-30-2013

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$114.64

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1978	Debt/Income ratio:	24%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	12y 6m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,700	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Homeownership:	No
Screen name:	calm-return021	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	740-759 (Latest)
Principal borrowed:	$16,000.00	< 31 days late:	0 ( 0% )	740-759 (Nov-2012)
Principal balance:	$14,436.84	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Auto
..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884733
This series of Notes was issued and sold upon the funding of the borrower loan #100281, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.99%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	20.59%	Borrower rate/APR:	21.59% / 25.37%	Monthly payment:	$75.96

Lender servicing fee:	1.00%	Effective Yield*:	19.03%
		Estimated return*:	10.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1998	Debt/Income ratio:	30%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Biologist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,967	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	bountiful-moola513	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	720-739 (Oct-2012)
Principal balance:	$3,864.11	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Other
Purpose of loan: For first month and deposit of new rental property
This loan will be used to make it possible to live on my own in New Orleans. It is necessary I make an offer on a place I really like very soon.

My financial situation:
I am a good candidate for this loan because I have a steady job and I hope to pay off the loan in full quickly.

Monthly net income: $1900
Monthly expenses: $
Housing: $1000
Insurance: $0
Car expenses: $100
Utilities: $
Phone, cable, internet: $
Food, entertainment: $350
Clothing, household expenses: $
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884749
This series of Notes was issued and sold upon the funding of the borrower loan #101416, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$12,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.49%	Listing Start date:	Sep-03-2013
Term:	60 months			Listing End date:	Sep-03-2013

Lender yield:	13.74%	Borrower rate/APR:	14.74% / 17.06%	Monthly payment:	$283.84

Lender servicing fee:	1.00%	Effective Yield*:	13.10%
		Estimated return*:	8.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1986	Debt/Income ratio:	22%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,557	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	breathtaking-auction891	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan: This loan is for our new organic milk home delivery service.
This loan will be used to...This loan is for business basics, advertising, inventory. Things like that.

My financial situation:
I am a good candidate for this loan because... I am a good candidate for this loan because I have a good stable job and my husband has a lot of great business experience.

Monthly net income: $5500
Monthly expenses: $2500
Housing: $1500
Insurance: $200
Car expenses: $375
Utilities: $500
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $500
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884783
This series of Notes was issued and sold upon the funding of the borrower loan #101275, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.74%	Listing Start date:	Aug-31-2013
Term:	60 months			Listing End date:	Aug-31-2013

Lender yield:	20.39%	Borrower rate/APR:	21.39% / 23.87%	Monthly payment:	$409.10

Lender servicing fee:	1.00%	Effective Yield*:	18.98%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1995	Debt/Income ratio:	23%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	2	Current / open credit lines:	7 / 7	Length of status:	10y 7m
Amount delinquent:	$346	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,544	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	ARTSREWARD	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $5200.00
Monthly expenses:
Housing: $2472.00 this includes taxes and insurance
Insurance: $
Car expenses: $0.00
Utilities: $140.00
Phone, cable, internet: $100.00
Food, entertainment:$300.00
Clothing, household expenses: $60.00
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884797
This series of Notes was issued and sold upon the funding of the borrower loan #100581, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.49%	Listing Start date:	Aug-30-2013
Term:	60 months			Listing End date:	Aug-30-2013

Lender yield:	18.14%	Borrower rate/APR:	19.14% / 21.57%	Monthly payment:	$390.26

Lender servicing fee:	1.00%	Effective Yield*:	17.02%
		Estimated return*:	10.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1985	Debt/Income ratio:	27%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	7	Current / open credit lines:	13 / 13	Length of status:	11y 7m
Amount delinquent:	$274	Total credit lines:	48	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$121,501	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	62	Bankcard utilization:	27%
		Homeownership:	Yes
Screen name:	compassion-sensai7	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	700-719 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	640-659 (Mar-2012)
Principal balance:	$6,293.51	31+ days late:	0 ( 0% )
Total payments billed:	16
Description
Debt consolidation-Home improvement
Purpose of loan:
This loan will be used to...debt consolidation. Home improvements.

My financial situation:
I am a good candidate for this loan because... I pay on time, all the time.

Monthly net income: $6,614.00
Monthly expenses: $250
Housing: $1150.00
Insurance: $361
Car expenses: $0
Utilities: $200
Phone, cable, internet: $50
Food, entertainment: $150
Clothing, household expenses: $50
Credit cards and other loans: $300
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884851
This series of Notes was issued and sold upon the funding of the borrower loan #100440, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$20,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.74%	Listing Start date:	Sep-03-2013
Term:	60 months			Listing End date:	Sep-03-2013

Lender yield:	14.19%	Borrower rate/APR:	15.19% / 17.52%	Monthly payment:	$477.80

Lender servicing fee:	1.00%	Effective Yield*:	13.50%
		Estimated return*:	8.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1999	Debt/Income ratio:	16%
Credit score:	780-799 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$12,388	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	stable-peace780	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt consolidation
This loan will be used to...Pay off CC balances. Built new house in 2011. Used CC's to finish project. Promo rates have expired. Want to consolidate payment.

My financial situation: The house has a net +80k equity, verifiable by checking mortgage balance (340k) vs. tax appraisal for my physical address (425k)
I am a good candidate for this loan because...I have 6+ year perfect payment history and a very secure government job with the County, locally.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 884997
This series of Notes was issued and sold upon the funding of the borrower loan #100829, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.99%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	20.59%	Borrower rate/APR:	21.59% / 25.37%	Monthly payment:	$569.68

Lender servicing fee:	1.00%	Effective Yield*:	19.03%
		Estimated return*:	10.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1998	Debt/Income ratio:	37%
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$13,631	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	receptive-revenue2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	660-679 (Aug-2011)
Principal balance:	$2,215.16	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Debt consolidation
Purpose of loan:
This loan will be used to... to payoff and close all revolving debt

My financial situation:
I am a good candidate for this loan because... I was recently promoted and would rather make fix monthly payments. Than pay high interest rates on credit cards and never see the balance going down. My goal is to have it all paid with this loan in 3 years.

Monthly net income: $4500
Monthly expenses: $150
Housing: $1142
Insurance: $107
Car expenses: $400
Utilities: $150
Phone, cable, internet: $110
Food, entertainment: $150
Clothing, household expenses: $0
Credit cards and other loans: $700 to payoff with this loan
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885041
This series of Notes was issued and sold upon the funding of the borrower loan #100997, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	12.75%	Listing Start date:	Sep-01-2013
Term:	36 months			Listing End date:	Sep-01-2013

Lender yield:	26.12%	Borrower rate/APR:	27.12% / 31.03%	Monthly payment:	$122.67

Lender servicing fee:	1.00%	Effective Yield*:	23.82%
		Estimated return*:	11.07%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-2006	Debt/Income ratio:	33%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	7y 10m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,356	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	a-unconquerable-benefit	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...help family

My financial situation: good
I am a good candidate for this loan because...I make all my payments on time

Monthly net income: $5600
Monthly expens1000
Housing: $1000
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885059
This series of Notes was issued and sold upon the funding of the borrower loan #101392, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	Sep-01-2013
Term:	60 months			Listing End date:	Sep-01-2013

Lender yield:	23.32%	Borrower rate/APR:	24.32% / 26.88%	Monthly payment:	$115.82

Lender servicing fee:	1.00%	Effective Yield*:	21.48%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-2000	Debt/Income ratio:	21%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$960	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	ehwalke	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 87% )	660-679 (Latest)
Principal borrowed:	$14,000.00	< 31 days late:	2 ( 13% )	660-679 (Feb-2013) 720-739 (May-2012)
Principal balance:	$11,793.63	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Motorcycle Purchase
Purpose of loan: Motorcycle
This loan will be used to buy my dream motorcycle

My financial situation: Currently, I own my home and have $85,000 equity but do not want to refinance and do another 15 or 30 year mortgage at this time.

I am a good candidate for this loan because I have been a current paying customer with Prosper for over 1.5 years with another loan.

Monthly net income: $1500
Monthly expenses including housing: $2500
Housing: $897.00
Insurance: $115.00
Car expenses: $536.00
Utilities: $125.00
Phone, cable, internet: $150.00
Food, entertainment: $150.00
Credit cards and other loans: $377.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885149
This series of Notes was issued and sold upon the funding of the borrower loan #100476, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.99%	Listing Start date:	Sep-02-2013
Term:	60 months			Listing End date:	Sep-02-2013

Lender yield:	14.79%	Borrower rate/APR:	15.79% / 18.14%	Monthly payment:	$363.10

Lender servicing fee:	1.00%	Effective Yield*:	14.04%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1998	Debt/Income ratio:	26%
Credit score:	720-739 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,305	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	ready-social0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: Debt Consolidation
This loan will be used to consolidate all of my existing debt into one loan, so that the total can be paid down quicker.

My financial situation:
I am a good candidate for this loan because I have a good job with two promotions in the past year and opportunities for expanded income in the year to come.

Monthly net income: $5800 ($5200 Salary, $650 Rental income)
Monthly expenses: $
Housing: $700
Insurance: $60
Car expenses: $600
Utilities: $125 (Electricity Plus Propane)
Phone, cable, internet: $ 180
Food, entertainment: $ 450
Clothing, household expenses: $ 100
Credit cards and other loans: $ 800
Gas: 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885167
This series of Notes was issued and sold upon the funding of the borrower loan #101176, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$23,500.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.99%	Listing Start date:	Sep-01-2013
Term:	60 months			Listing End date:	Sep-01-2013

Lender yield:	14.79%	Borrower rate/APR:	15.79% / 18.14%	Monthly payment:	$568.86

Lender servicing fee:	1.00%	Effective Yield*:	14.04%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1993	Debt/Income ratio:	27%
Credit score:	760-779 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 13	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,899	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	Yes
Screen name:	new-reasonable-integrity	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885259
This series of Notes was issued and sold upon the funding of the borrower loan #100332, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.24%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$149.65

Lender servicing fee:	1.00%	Effective Yield*:	18.08%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1997	Debt/Income ratio:	36%
Credit score:	700-719 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	9y 3m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,071	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	No
Screen name:	generosity-producer549	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885283
This series of Notes was issued and sold upon the funding of the borrower loan #100643, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	14.75%	Listing Start date:	Aug-31-2013
Term:	60 months			Listing End date:	Aug-31-2013

Lender yield:	29.96%	Borrower rate/APR:	30.96% / 33.70%	Monthly payment:	$131.78

Lender servicing fee:	1.00%	Effective Yield*:	27.25%
		Estimated return*:	12.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1999	Debt/Income ratio:	8%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$253	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	diplomatic-value052	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Pay off all small bills and build credit, just need that small boost
This loan will be used to...get our family back on track financialy.

My financial situation: stable and have job security
I am a good candidate for this loan because...I am going to pay off . I own and have been a resident here for 48 yrs

Monthly net income: $1900
Monthly expenses: $900
Housing: $305.00
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885309
This series of Notes was issued and sold upon the funding of the borrower loan #100622, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,300.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.24%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$86.05

Lender servicing fee:	1.00%	Effective Yield*:	18.08%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1978	Debt/Income ratio:	48%
Credit score:	700-719 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	9 / 9	Length of status:	17y 2m
Amount delinquent:	$2,047	Total credit lines:	48	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,637	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	point-zeus	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	55 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	660-679 (Sep-2012) 640-659 (Sep-2011) 720-739 (Oct-2010) 720-739 (May-2010)
Principal balance:	$179.63	31+ days late:	0 ( 0% )
Total payments billed:	55
Description
I Need A Vacation
Purpose of loan:
This loan will be used to...
Take a Vacation

My financial situation:
I am a good candidate for this loan because...
I have proven to be a great risk and have paid off my loans.

Monthly net income: $4200
Monthly expenses: $2000
Housing: $484
Insurance: $140
Car expenses: $100
Utilities: $75
Phone, cable, internet: $150
Food, entertainment: $100
Clothing, household expenses: $200
Credit cards and other loans: $550
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885357
This series of Notes was issued and sold upon the funding of the borrower loan #101224, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$11,500.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.74%	Listing Start date:	Sep-03-2013
Term:	60 months			Listing End date:	Sep-04-2013

Lender yield:	9.49%	Borrower rate/APR:	10.49% / 12.72%	Monthly payment:	$247.12

Lender servicing fee:	1.00%	Effective Yield*:	9.19%
		Estimated return*:	6.45%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-1997	Debt/Income ratio:	28%
Credit score:	740-759 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$61,011	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	MKCWO	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	33 ( 100% )	740-759 (Latest)
Principal borrowed:	$21,600.00	< 31 days late:	0 ( 0% )	760-779 (Oct-2012) 780-799 (Jul-2010)
Principal balance:	$11,342.53	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Debt consolidation
This loan will be used to pay off some credit cards from getting my MBA. I have another loan with Prosper that is current. Prosper has helped me consolidate and get items paid off sooner . I care about my credit and assure you that this will get paid off. Like I mentioned in my other listing, I have an insurance policy that would pay off both Prosper loans if something should happen to me. Also together, my wife and I have a little over $250K in 401Ks and Roth IRAs. My wife and I are both in the finance field and understand the importance of timely payments and maintaining good credit. My MBA in finance is complete so I can begin paying down my debt which is higher than I'd like it to be. My plan will have everything paid off in 4-5 years. Thank you for your interest and please ask any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885395
This series of Notes was issued and sold upon the funding of the borrower loan #100470, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.99%	Listing Start date:	Sep-02-2013
Term:	60 months			Listing End date:	Sep-04-2013

Lender yield:	7.69%	Borrower rate/APR:	8.69% / 10.88%	Monthly payment:	$164.87

Lender servicing fee:	1.00%	Effective Yield*:	7.51%
		Estimated return*:	5.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1975	Debt/Income ratio:	39%
Credit score:	820-839 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,924	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	Yes
Screen name:	SweetieBoo	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 91% )	820-839 (Latest)
Principal borrowed:	$23,000.00	< 31 days late:	3 ( 9% )	800-819 (Jan-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Vacation - Trip to Africa
Purpose of loan:
This loan will be used to finance a lifelong desire to visit Africa.

My financial situation:
I am a good candidate for this loan because I have an excellent record for meeting my financial obligations (I had a previous loan that was paid in full, and on time).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885477
This series of Notes was issued and sold upon the funding of the borrower loan #101401, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$9,300.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.99%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-05-2013

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 9.84%	Monthly payment:	$293.54

Lender servicing fee:	1.00%	Effective Yield*:	7.31%
		Estimated return*:	5.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1982	Debt/Income ratio:	25%
Credit score:	740-759 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 21	Length of status:	12y 7m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,809	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	Netsy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885533
This series of Notes was issued and sold upon the funding of the borrower loan #100524, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$11,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.99%	Listing Start date:	Sep-03-2013
Term:	60 months			Listing End date:	Sep-05-2013

Lender yield:	9.99%	Borrower rate/APR:	10.99% / 13.23%	Monthly payment:	$239.11

Lender servicing fee:	1.00%	Effective Yield*:	9.65%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1994	Debt/Income ratio:	22%
Credit score:	700-719 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	10y 11m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,092	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	income-buffalo136	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
Pay down debt more quickly.

My financial situation:
I am a good candidate for this loan because I have a solid history of debt payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885563
This series of Notes was issued and sold upon the funding of the borrower loan #100506, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.49%	Listing Start date:	Sep-02-2013
Term:	60 months			Listing End date:	Sep-03-2013

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 23.46%	Monthly payment:	$676.19

Lender servicing fee:	1.00%	Effective Yield*:	18.64%
		Estimated return*:	11.15%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1994	Debt/Income ratio:	12%
Credit score:	720-739 (Sep-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$188,594	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	red-awesome-rate	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: debt consolidation
This loan will be used to...payoff credit cards

My financial situation: have great cash-flow but had a bunch of major house expensive
I am a good candidate for this loan because...i have never late paid any loan and make good income

Monthly net income: $20,000
Monthly expenses: $8000
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885573
This series of Notes was issued and sold upon the funding of the borrower loan #101260, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.74%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 9.33%	Monthly payment:	$125.33

Lender servicing fee:	1.00%	Effective Yield*:	6.84%
		Estimated return*:	5.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-2004	Debt/Income ratio:	16%
Credit score:	760-779 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,199	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	bill-assembler059	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to...open my own business I have been braiding hair for 15 years going from shop to shop its time for me to be my own boss.

My financial situation:
I am a good candidate for this loan because...I am a hard worker , full of endurance not a quieter ,loyal and very reliable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885773
This series of Notes was issued and sold upon the funding of the borrower loan #100922, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.25%	Listing Start date:	Sep-03-2013
Term:	60 months			Listing End date:	Sep-03-2013

Lender yield:	25.72%	Borrower rate/APR:	26.72% / 29.34%	Monthly payment:	$60.74

Lender servicing fee:	1.00%	Effective Yield*:	23.55%
		Estimated return*:	12.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-2002	Debt/Income ratio:	32%
Credit score:	720-739 (Sep-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	15 / 14	Length of status:	10y 0m
Amount delinquent:	$633	Total credit lines:	31	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,782	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	stylish-yield085	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay debt

My financial situation:
I am a good candidate for this loan because...I always pay credit cards on time

Monthly net income: $3,900.00
Monthly expenses: $200.00
Housing: $1,100.00
Insurance: $150.00
Car expenses: $650.00
Utilities: $100.00
Phone, cable, internet: $55.00
Food, entertainment: $100.00
Clothing, household expenses: $25.00
Credit cards and other loans: $150.00
Other expenses: $20.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885917
This series of Notes was issued and sold upon the funding of the borrower loan #101212, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.49%	Listing Start date:	Sep-03-2013
Term:	60 months			Listing End date:	Sep-03-2013

Lender yield:	18.14%	Borrower rate/APR:	19.14% / 21.57%	Monthly payment:	$52.04

Lender servicing fee:	1.00%	Effective Yield*:	17.02%
		Estimated return*:	10.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1998	Debt/Income ratio:	18%
Credit score:	760-779 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,283	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	revenue-sushi9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baby & Adoption Loans
Purpose of loan:
This loan will be used to...
We are expecting our first baby later this year and this loan will be used primarily for debt consolidation and to put us in a better place financially to prepare for the new addition to our family.
My financial situation:
I am a good candidate for this loan because...
I am currently in graduate school and work part time ? I am financially responsible and pay my bills on time.

Monthly net income: $ around 1000
Monthly expenses: $ around 500
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885951
This series of Notes was issued and sold upon the funding of the borrower loan #101206, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,600.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.74%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 9.33%	Monthly payment:	$112.79

Lender servicing fee:	1.00%	Effective Yield*:	6.84%
		Estimated return*:	5.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1987	Debt/Income ratio:	12%
Credit score:	800-819 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,492	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	Yes
Screen name:	commitment-lion7	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To help family member
Purpose of loan:
This loan will be used to...help family member

My financial situation:
I am a good candidate for this loan because...I have great credit history
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 885985
This series of Notes was issued and sold upon the funding of the borrower loan #100284, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.74%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	11.49%	Borrower rate/APR:	12.49% / 15.32%	Monthly payment:	$133.80

Lender servicing fee:	1.00%	Effective Yield*:	11.02%
		Estimated return*:	7.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1999	Debt/Income ratio:	17%
Credit score:	740-759 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$713	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	luminous-point4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	740-759 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	720-739 (May-2012)
Principal balance:	$2,585.89	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Vacation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886091
This series of Notes was issued and sold upon the funding of the borrower loan #101051, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.99%	Listing Start date:	Sep-05-2013
Term:	60 months			Listing End date:	Sep-05-2013

Lender yield:	22.19%	Borrower rate/APR:	23.19% / 25.72%	Monthly payment:	$113.20

Lender servicing fee:	1.00%	Effective Yield*:	20.51%
		Estimated return*:	11.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1993	Debt/Income ratio:	45%
Credit score:	720-739 (Sep-2013)	Inquiries last 6m:	3	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	42y 0m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,422	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	swashbuckler47	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3,401.48
Monthly expenses: $1,845.51
Housing: $1,161.51
Insurance: $0
Car expenses: $100.00
Utilities: $350.00
Phone, cable, internet: $134.00
Food, entertainment: $100.00
Clothing, household expenses: $0
Credit cards and other loans: $590.00
Other expenses: $122.78 (Cell Phone)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886117
This series of Notes was issued and sold upon the funding of the borrower loan #100970, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.99%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-05-2013

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 9.84%	Monthly payment:	$315.63

Lender servicing fee:	1.00%	Effective Yield*:	7.31%
		Estimated return*:	5.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1993	Debt/Income ratio:	33%
Credit score:	720-739 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 22	Length of status:	10y 9m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46,725	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	industrious-investment526	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886269
This series of Notes was issued and sold upon the funding of the borrower loan #100530, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,950.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.25%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$112.65

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1999	Debt/Income ratio:	11%
Credit score:	820-839 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	genuine-commerce7	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...
Complete two outdoor projects on my home.
My financial situation:
I am a good candidate for this loan because... I have good credit, have owned a home for the last 14 years and haven't been unemployed for over 20 years.

Monthly net income: $6000
Monthly expenses: $250
Housing: $1750
Insurance: $150
Car expenses: $400
Utilities: $300
Phone, cable, internet: $125
Food, entertainment: $500
Clothing, household expenses: $250
Credit cards and other loans: $500
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886303
This series of Notes was issued and sold upon the funding of the borrower loan #100383, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.74%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 25.01%	Monthly payment:	$75.60

Lender servicing fee:	1.00%	Effective Yield*:	18.73%
		Estimated return*:	9.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1999	Debt/Income ratio:	5%
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	6y 9m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,182	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	14	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	exact-velocity784	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loans
Purpose of loan:
This loan will be used to pay for wedding.

My financial situation:
I am a good candidate for this loan because I am responsible, never been late for payment of loans, has a secured job and stable income.

Monthly net income: $ 3,800
Monthly expenses: $ 2,800
Housing: $970
Insurance: $60
Car expenses: $0
Utilities: $80
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $300
Credit cards and other loans: $400
Other expenses: $490
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886315
This series of Notes was issued and sold upon the funding of the borrower loan #101302, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	15.75%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$172.76

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-2000	Debt/Income ratio:	60%
Credit score:	680-699 (Sep-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,832	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	Yes
Screen name:	orange-hope-neutrino	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off higher interest loans
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886321
This series of Notes was issued and sold upon the funding of the borrower loan #100793, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.99%	Listing Start date:	Sep-02-2013
Term:	36 months			Listing End date:	Sep-02-2013

Lender yield:	14.09%	Borrower rate/APR:	15.09% / 18.73%	Monthly payment:	$347.09

Lender servicing fee:	1.00%	Effective Yield*:	13.37%
		Estimated return*:	8.38%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1998	Debt/Income ratio:	43%
Credit score:	720-739 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	21y 0m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,908	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	bill-assembler688	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... pay credit cards.

My financial situation:
I am a good candidate for this loan because...i have a excellent credit

Monthly net income: $3,360
Monthly expenses: $600
Housing: $1,270
Insurance: $00
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886385
This series of Notes was issued and sold upon the funding of the borrower loan #100811, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.49%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 19.65%	Monthly payment:	$140.61

Lender servicing fee:	1.00%	Effective Yield*:	14.17%
		Estimated return*:	8.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-2000	Debt/Income ratio:	19%
Credit score:	680-699 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,880	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	income-promiser2	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886477
This series of Notes was issued and sold upon the funding of the borrower loan #101332, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,500.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.24%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$318.02

Lender servicing fee:	1.00%	Effective Yield*:	18.08%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	8y 5m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$947	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	ekemph	Borrower's state:	Washington	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 86% )	700-719 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	4 ( 11% )	600-619 (Jan-2008) 620-639 (Aug-2006)
Principal balance:	$0.07	31+ days late:	1 ( 3% )
Total payments billed:	36
Description
Vet seeking business inventory loan
Purpose of loan: For several years I have been custom making equipment for the circus and specialty stunt world. As circus is growing in leaps and bounds as a fitness craze around the world, so has the need for equipment and supplies. At this time there is no one source for people to acquire such goods. I am seeking a loan to build an online store and to build a small inventory of goods. I am on the go with work and I can only attend to a small portion of the requests I get. I hate to turn people and business away and I am looking to be able to grow my side business rather then maintain it on such a limited scale.
My financial situation: I have work that I enjoy and do not plan to leave. My work completely provides all living expenses, work space, all personal needs and then some. These funds will solely go to building an inventory for profit and not go to supplies that will not directly be sold or to supplement my income while nurturing a new business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886497
This series of Notes was issued and sold upon the funding of the borrower loan #101299, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$14,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.49%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$527.38

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1987	Debt/Income ratio:	29%
Credit score:	640-659 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 4	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,936	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	18	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	brightest-peso-telescope	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	51 ( 100% )	640-659 (Latest)
Principal borrowed:	$15,500.00	< 31 days late:	0 ( 0% )	640-659 (Oct-2012) 620-639 (Sep-2011) 640-659 (Nov-2010)
Principal balance:	$7,219.06	31+ days late:	0 ( 0% )
Total payments billed:	51
Description
Debt consolidation
Purpose of loan:
This loan will be used to payoff the remaining balance of two Citibank accounts and my Discover card.

My financial situation is definitely not where I would like it to be. But, it has improved and continues to improve and is definitely better than 2009 when I had a financial meltdown.

I am a good candidate for this loan because I have an excellent history with Prosper. I have never missed a payment on past and present loan(s) and I have managed to payoff two previous loans that I had way ahead of scheduled. (By eighteen months) In addition, I have been employed with my present job seven years and have a steady stream of income that will allow me to pay this loan down before the maturity date.

Monthly net income: $3,870
Monthly expenses: $3,200-Includes current Prosper loan of $374
Housing: $875-Rent
Insurance: $100-Car
Car expenses: $0-Car is paid off
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $300
Clothing, household expenses: $150
Credit cards and other loans: $1,800
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886627
This series of Notes was issued and sold upon the funding of the borrower loan #101017, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.74%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-03-2013

Lender yield:	11.49%	Borrower rate/APR:	12.49% / 15.32%	Monthly payment:	$133.80

Lender servicing fee:	1.00%	Effective Yield*:	11.02%
		Estimated return*:	7.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1998	Debt/Income ratio:	31%
Credit score:	740-759 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	16y 2m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,382	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	Yes
Screen name:	immaculate-silver4	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	700-719 (Sep-2012) 680-699 (Jul-2012)
Principal balance:	$7,634.37	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886633
This series of Notes was issued and sold upon the funding of the borrower loan #100545, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	2.99%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	9.89%	Borrower rate/APR:	10.89% / 13.70%	Monthly payment:	$424.93

Lender servicing fee:	1.00%	Effective Yield*:	9.56%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1996	Debt/Income ratio:	13%
Credit score:	720-739 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 18	Length of status:	13y 8m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,196	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	newest-sentimental-income	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	720-739 (Latest)
Principal borrowed:	$25,000.00	< 31 days late:	0 ( 0% )	700-719 (Sep-2012)
Principal balance:	$18,318.37	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Business
Purpose of loan:
This loan will be used to...
To start a small business.
My financial situation:
I am a good candidate for this loan because...
I pay my financial obligations on time and has a steady income. I will rely on my current job for my finances and will have a partner that will handle day to day operations for the small business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886739
This series of Notes was issued and sold upon the funding of the borrower loan #100539, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$9,500.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.74%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	11.49%	Borrower rate/APR:	12.49% / 15.32%	Monthly payment:	$317.76

Lender servicing fee:	1.00%	Effective Yield*:	11.02%
		Estimated return*:	7.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1991	Debt/Income ratio:	25%
Credit score:	720-739 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	23y 11m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,785	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	bold-community-shakespeare	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	720-739 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	720-739 (Nov-2012)
Principal balance:	$12,266.57	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Debt consolidation
Purpose of loan:
This loan will be used to...get totally out of debt before I retire in four years, and I need to put money into my car to last a few more years

My financial situation:
I am a good candidate for this loan because...I am starting my 24 years with FedEx in October, and I am determined to get control of my finances, so I can retire.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 886901
This series of Notes was issued and sold upon the funding of the borrower loan #100521, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.24%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$374.14

Lender servicing fee:	1.00%	Effective Yield*:	18.08%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1996	Debt/Income ratio:	44%
Credit score:	640-659 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	8y 3m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,538	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	24	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	bright-balance3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to..pay off credit cards and a small loan and just have one payment.

My financial situation:
I am a good candidate for this loan because...I have worked at my job for 8 years. I have a good work record and am dependable.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887035
This series of Notes was issued and sold upon the funding of the borrower loan #100608, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.74%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	18.79%	Borrower rate/APR:	19.79% / 23.53%	Monthly payment:	$555.85

Lender servicing fee:	1.00%	Effective Yield*:	17.49%
		Estimated return*:	9.75%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1998	Debt/Income ratio:	25%
Credit score:	680-699 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,181	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	top-return-legend	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off 3 credit cards. Paying these three debts off will free up my cash flow which would facilitate a quicker payoff of my remaining debts.

My financial situation:
I am a good candidate for this loan because I am currently employed in a professional managerial position with an excellent salary. My family financial situation is also excellent as both my wife and I have excellent incomes. We use her paycheck to cover housing, utilities, and savings and my income is slated for food, entertainment, paying off my personal credit cards, and additional savings. I have a good history of dept payments. Both cars are paid off.

Monthly net income: $5084.92
Monthly expenses: $2551.58
Housing, Insurance, Utilities, : $0.00 (as noted above, these expenses are covered by my wife's income)
Car expenses: $200.00
Phone, cable, internet: $150.00
Food, entertainment: $500.00
Clothing, household expenses: $150.00
Credit cards and other loans: $2551.58
Other expenses: $250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887059
This series of Notes was issued and sold upon the funding of the borrower loan #101320, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.49%	Listing Start date:	Sep-03-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	11.03%	Borrower rate/APR:	12.03% / 14.86%	Monthly payment:	$498.43

Lender servicing fee:	1.00%	Effective Yield*:	10.61%
		Estimated return*:	7.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1993	Debt/Income ratio:	37%
Credit score:	780-799 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	6y 8m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	photon243	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	37 ( 100% )	780-799 (Latest)
Principal borrowed:	$34,000.00	< 31 days late:	0 ( 0% )	680-699 (Jan-2012) 660-679 (Oct-2011) 780-799 (Mar-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	37
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate some high interest debt.

My financial situation: Stable, Consistant long term employment
I am a good candidate for this loan because I repayed all loans from Prosper in the past.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887079
This series of Notes was issued and sold upon the funding of the borrower loan #100850, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	12.25%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	25.39%	Borrower rate/APR:	26.39% / 30.29%	Monthly payment:	$121.50

Lender servicing fee:	1.00%	Effective Yield*:	23.18%
		Estimated return*:	10.93%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-2001	Debt/Income ratio:	25%
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,838	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	truth-serrano021	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887139
This series of Notes was issued and sold upon the funding of the borrower loan #100572, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	11.75%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	24.66%	Borrower rate/APR:	25.66% / 29.54%	Monthly payment:	$280.77

Lender servicing fee:	1.00%	Effective Yield*:	22.54%
		Estimated return*:	10.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-2007	Debt/Income ratio:	19%
Credit score:	640-659 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 5	Length of status:	1y 5m
Amount delinquent:	$530	Total credit lines:	29	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,955	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	30	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	fairness-trajectory7	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan for Engineer, 6 months
Requesting a loan to pay for some expenses of my wedding. I have a steady Engineer's income and ALL of my wife's income goes into savings. I plan to pay off the loan within 6 months.

Due to the way wedding expenses work, they require you to pay everything up front or make large down payments. While I will have this amount by the time of the wedding, they are requesting all down payments be made months prior to it. This is the purpose of this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887229
This series of Notes was issued and sold upon the funding of the borrower loan #100979, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	15.75%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$172.76

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1999	Debt/Income ratio:	62%
Credit score:	720-739 (Sep-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	14 / 14	Length of status:	6y 10m
Amount delinquent:	$129	Total credit lines:	49	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,529	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	davidmlucas	Borrower's state:	Virginia	Borrower's group:	Kingdom Finances
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	760-779 (Oct-2009) 660-679 (Aug-2007) 640-659 (Feb-2007) 640-659 (Feb-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate past due student loans and credit cards that my wife and I used while we were transferring military duty stations

My financial situation:
I am a good candidate for this loan because we own a house, have never been late on payments, and we both have steady incomes (my wife has been in the military for 8 years). I have my CPA and a Masters in Accounting and I do tax work on the side in addition to my regular job.

Monthly net income: $9200
Monthly expenses: $
Housing: $1460
Insurance: $320
Car expenses: $145
Utilities: $305
Phone, cable, internet: $170
Food, entertainment: $225
Clothing, household expenses: $125
Credit cards and other loans: $4050
Other expenses: $2800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887641
This series of Notes was issued and sold upon the funding of the borrower loan #100973, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$14,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.24%	Listing Start date:	Sep-04-2013
Term:	36 months			Listing End date:	Sep-04-2013

Lender yield:	12.59%	Borrower rate/APR:	13.59% / 17.19%	Monthly payment:	$475.70

Lender servicing fee:	1.00%	Effective Yield*:	12.02%
		Estimated return*:	7.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-2009	Debt/Income ratio:	14%
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,195	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	No
Screen name:	gain-baker3	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate all my credit card bills and get a lower rate
My financial situation:
I am a good candidate for this loan because i have a stable job,Good salary and good payment history .

Monthly net income: $6000
Monthly expenses: $
Housing: $450
Insurance: $144
Car expenses: $100
Utilities: $40
Phone, cable, internet: $40
Food, entertainment: $100
Clothing, household expenses: $40
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887691
This series of Notes was issued and sold upon the funding of the borrower loan #101269, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	15.75%	Listing Start date:	Sep-05-2013
Term:	36 months			Listing End date:	Sep-05-2013

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$172.76

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1984	Debt/Income ratio:	77%
Credit score:	680-699 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	20y 1m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$69,754	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	diverse-return780	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	720-739 (Feb-2013)
Principal balance:	$3,556.23	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887693
This series of Notes was issued and sold upon the funding of the borrower loan #101422, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,500.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	12.25%	Listing Start date:	Sep-05-2013
Term:	60 months			Listing End date:	Sep-05-2013

Lender yield:	27.09%	Borrower rate/APR:	28.09% / 30.75%	Monthly payment:	$109.17

Lender servicing fee:	1.00%	Effective Yield*:	24.73%
		Estimated return*:	12.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1991	Debt/Income ratio:	27%
Credit score:	720-739 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	8y 8m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$39,461	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	camaraderi-splendor5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trip
Purpose of loan:
This loan will be used to...
For wife to visit her sick mother in the Philippines
My financial situation: Retired stay at home.
I am a good candidate for this loan because...I always pay my bills on time.

Monthly net income: $3853
Monthly expenses: $1400
Housing: $1927
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887745
This series of Notes was issued and sold upon the funding of the borrower loan #101431, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.74%	Listing Start date:	Sep-05-2013
Term:	60 months			Listing End date:	Sep-05-2013

Lender yield:	21.84%	Borrower rate/APR:	22.84% / 25.36%	Monthly payment:	$280.99

Lender servicing fee:	1.00%	Effective Yield*:	20.21%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1994	Debt/Income ratio:	25%
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	20y 9m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,066	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	heroic-fairness178	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate debt.

My financial situation:
I am a good candidate for this loan because I have a good history of paying bills on time. Just want to consolidate and stop having to pay various companies. Always set my payments up on automatic debit so there is not a question of overlooking a payment.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887849
This series of Notes was issued and sold upon the funding of the borrower loan #101425, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.75%	Listing Start date:	Sep-05-2013
Term:	36 months			Listing End date:	Sep-05-2013

Lender yield:	27.59%	Borrower rate/APR:	28.59% / 32.54%	Monthly payment:	$166.73

Lender servicing fee:	1.00%	Effective Yield*:	25.12%
		Estimated return*:	11.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1992	Debt/Income ratio:	38%
Credit score:	660-679 (Sep-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,426	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	No
Screen name:	balance-mussel1	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to build a fence and make several small improvements to my new home.

My financial situation:
I am a good candidate for this loan because I am reliable and always pay my obligations in a timely fashion.

Monthly net income: $2600
Monthly expenses:
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 887951
This series of Notes was issued and sold upon the funding of the borrower loan #101395, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.75%	Listing Start date:	Sep-05-2013
Term:	36 months			Listing End date:	Sep-05-2013

Lender yield:	27.59%	Borrower rate/APR:	28.59% / 32.54%	Monthly payment:	$166.73

Lender servicing fee:	1.00%	Effective Yield*:	25.12%
		Estimated return*:	11.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-1989	Debt/Income ratio:	99%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	31y 2m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,604	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	fabulous-duty133	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: helpm me to pay off my bills
This loan will be used to...get out of debt

My financial situation: to better my credit
I am a good candidate for this loan because...I pay on time every month I have never been late on a payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 888415
This series of Notes was issued and sold upon the funding of the borrower loan #101344, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.25%	Listing Start date:	Sep-05-2013
Term:	36 months			Listing End date:	Sep-05-2013

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$155.80

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1993	Debt/Income ratio:	43%
Credit score:	640-659 (Sep-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	8y 0m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,483	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	velocity-stream9	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 888583
This series of Notes was issued and sold upon the funding of the borrower loan #101419, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$13,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.49%	Listing Start date:	Sep-05-2013
Term:	60 months			Listing End date:	Sep-05-2013

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 19.36%	Monthly payment:	$323.01

Lender servicing fee:	1.00%	Effective Yield*:	15.12%
		Estimated return*:	9.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1999	Debt/Income ratio:	18%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,436	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	27	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	rupee-sprout3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidating debt, and this will allow a better flow of money which can be save right away.

My financial situation:
I am a good candidate for this loan because...I have a solid job with a worldwide company. pays me weekly and adjust my wages higher every year.

Monthly net income: $4777
Monthly expenses: $4324
Housing: $1136
Insurance: $309
Car expenses: $755
Utilities: $198
Phone, cable, internet: $140
Food, entertainment: $660
Clothing, household expenses: $180
Credit cards and other loans: $478
Other expenses: $468
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 888625
This series of Notes was issued and sold upon the funding of the borrower loan #101006, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.24%	Listing Start date:	Sep-05-2013
Term:	36 months			Listing End date:	Sep-05-2013

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$261.90

Lender servicing fee:	1.00%	Effective Yield*:	18.08%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1986	Debt/Income ratio:	14%
Credit score:	640-659 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 7	Length of status:	25y 9m
Amount delinquent:	$69	Total credit lines:	29	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,693	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	goodhearted-compassion571	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Flip a 401K loan
Purpose of loan:

This loan will be used to...
Pay off existing 401K loan in order to be able to acquire another 401K loan to lower my monthly payment.

My financial situation:
I am a good candidate for this loan because...I really only need this loan for a month, two at the most. There is over $100K in my 401K, once I pay off existing loan it is guaranteed that I will be able to initiate another one to pay off this loan plus it will lower my monthly obligation.

Monthly net income: $3000 w/overtime
Monthly expenses: $
Housing: $995
Insurance: $150
Car expenses: $450
Utilities: $150
Phone, cable, internet: $250
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $150
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 888823
This series of Notes was issued and sold upon the funding of the borrower loan #100605, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.75%	Listing Start date:	Sep-05-2013
Term:	36 months			Listing End date:	Sep-06-2013

Lender yield:	23.19%	Borrower rate/APR:	24.19% / 28.03%	Monthly payment:	$157.33

Lender servicing fee:	1.00%	Effective Yield*:	21.26%
		Estimated return*:	10.51%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1993	Debt/Income ratio:	18%
Credit score:	640-659 (Sep-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	9y 0m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,712	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	tender-power326	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2012)
Principal balance:	$6,032.99	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Household Expenses
Purpose of loan:
This loan will be used to...pay off my daughters braces and cheerleading.

My financial situation:
I am a good candidate for this loan because...
Have other loan in good standards

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.